                                                     File Nos. 2-91369 811-04041


     As filed with the Securities and Exchange Commission on April 21, 1999

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   /   /

                         Pre-Effective Amendment No.                 /   /
                      Post-Effective Amendment No. 25                / X /

                                    and

                        REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940              /   /

                             Amendment No. 26                        / X /

                        (Check appropriate box or boxes)
       ..................................................................

                           GE INVESTMENTS FUNDS, INC.
                               3003 Summer Street
                           Stamford, Connecticut 06905
                                 (203) 326-4040
             (Registrant's Exact Name, Address and Telephone Number)
       ...................................................................

                            Matthew J. Simpson, Esq.
         Vice President, Associate General Counsel & Assistant Secretary
                      GE Investment Management Incorporated
                               3003 Summer Street
                           Stamford, Connecticut 06905
                     (Name and Address of Agent for Service)
       ...................................................................

                                    Copy to:
                            David S. Goldstein, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                            Washington, DC 20004-2404

   It Is Proposed That this Filing Will Become Effective (check appropriate box)

   [ ] Immediately upon Filing Pursuant to Paragraph (b) of Rule 485 [ X ] on May 1, 1999 Pursuant to Paragraph (b) of Rule 485
   [   ] 60 Days after Filing Pursuant to Paragraph (a)(1) of Rule 485
   [   ] on (Date) Pursuant to Paragraph (a)(1) of Rule 485
   [   ] 75 Days after Filing Pursuant to Paragraph (a)(2) of Rule 485
   [   ] on (Date) Pursuant to Paragraph (a)(2) of Rule 485

   If appropriate, check the following box:

   [   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

          Title of Securities Being Registered: Shares of Common stock

May 1, 1999

Prospectus

GE Investments Funds, Inc.

--------------------------------------------------------------------------------
Equity Funds

U.S. Equity Fund
S&P 500 Index Fund
Premier Growth Equity Fund
Value Equity Fund
International Equity Fund

--------------------------------------------------------------------------------
Income Funds

Income Fund
Global Income Fund

--------------------------------------------------------------------------------

Asset Allocation Funds


Total Return Fund

--------------------------------------------------------------------------------

Money Market Funds


Money Market Fund

--------------------------------------------------------------------------------
Other Funds

Real Estate Securities Fund


--------------------------------------------------------------------------------
Like all mutual funds, the Funds' shares have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO]
----------
          We bring good things to life.

Contents

GE Investments Funds, Inc. Prospectus


Equity Funds ................................    3
U.S. Equity Fund ............................    4
S&P 500 Index Fund ..........................    6
Premier Growth Equity Fund ..................    8
Value Equity Fund ...........................   10
International Equity Fund ...................   12

Income Funds ................................   15
Income Fund .................................   16
Global Income Fund ..........................   18

Asset Allocation Funds ......................   21
Total Return Fund ...........................   22

Money Market Funds ..........................   25
Money Market Fund ...........................   26

Other Funds .................................   29
Real Estate Securities Fund .................   30

More on Strategies and Risks ................   32
More on Risks ...............................   32
Other Risk Considerations ...................   36
More on Investment Strategies ...............   36


About the Investment Adviser ................   44

Investment Adviser and
  Administrator .............................   44

About the Funds' Portfolio Managers .........   45
About the Sub-Advisers ......................   46

Purchase and Redemption
  of Shares .................................   48

Dividend Distributions
  and Tax Information .......................   50

Calculating Share Value .....................   51

Financial Highlights ........................   52



--------------------------------------------------------------------------------

Additional information regarding the GE Investments Funds, Inc. ("Funds") is contained in the Statement of Additional Information dated May 1, 1999 (or a subsequent date in 1999), which is incorporated by reference into (legally forms a part of) this Prospectus.


Shares of the Funds are only available through the purchase of certain variable annuity and variable life insurance contracts issued by various life insurance companies some of which may be affiliated persons of the Funds.

Equity Funds

Who may want to invest in a GE Investments Equity Fund?

The GE Investments Equity Funds may be appropriate to support your variable contract if you:

o have a long-term investment goal
o are willing to accept higher short-term risk for potential long-term returns
o want to diversify a portfolio composed mostly of other types of funds

The GE Investments Equity Funds may not be appropriate to support your variable contract if you want:

o to avoid potentially significant changes in the value of your investment
o a stable return on your investment



Equity funds generally invest in equity securities. Equity securities may include common stocks, preferred stocks, depositary receipts, convertible preferred stocks, convertible bonds, convertible debentures, convertible notes and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation. Equity funds have more potential for capital growth than other funds, but they have greater risk.



[Sidebar]
An investment in a GE Investments Equity Fund is not a deposit of any bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Equity Funds is subject to risk, including possible loss of principal invested.

Equity Funds

                               U.S. EQUITY FUND


Investment Objective: Seeks long-term growth of capital.




The Strategy


The U.S. Equity Fund invests primarily in equity securities of U.S. companies. The portfolio managers use a Multi-Style (Registered) investment strategy that combines growth and value investment management styles. As a result, the portfolio has characteristics similar to the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), including capital appreciation and income. Stock selection is key to the performance of the Fund.


Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as:

o attractive valuations
o financial strength
o high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in foreign securities and debt securities. The Fund generally intends to hold its investments for a long time, which results in a relatively low portfolio turnover rate. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Risks

The principal risks of investing in this Fund are stock market risk and style risk. To the extent that the portfolio managers invest in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk.

If you would like additional information regarding the Fund's investment strategies and risks, please refer to "More on Strategies and Risks" later in this Prospectus.

                               Fund Performance



The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.


During the periods presented in the bar chart, the Fund's highest return for a quarter was 19.89% for the quarter ended December 31, 1998. The Fund's lowest return for a quarter was -10.17% for the quarter ended September 30, 1998. The Fund's year-to-date return was 5.52% as of March 31, 1999.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the S&P 500 Index, a widely recognized, unmanaged index of common stock prices. The table reflects the impact of the Fund's expenses. It assumes that you redeem your investment in the Fund at the end of each period.
-------------------------------------------------------------------------------
Calendar Year Total Returns


                                  [BARCHART]


1996      1997      1998
----      ----      ----
21.72%    32.13%    23.41%

-------------------------------------------------------------------------------
Average Annual Total Return
(as of December 31, 1998)

                                                 Since
                               1 Year          Inception*
                               ------          ----------
U.S. Equity Fund               23.41%            28.12%
S&P 500 Index                  28.70%            30.59%



Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during certain of the periods shown, the Fund's total returns would have been lower. As with all mutual funds, past performance is not an indication of future performance.



*Inception date (commencement of investment operations): January 3, 1995


[Sidebar]
All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

Equity Funds


                              S&P 500 INDEX FUND


Investment Objective: Seeks growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index.



The Strategy

The S&P 500 Index Fund invests primarily in equity securities of companies contained in S&P 500 Index.* The portfolio manager seeks to replicate the return of the S&P 500 Index while holding transaction costs low and minimizing portfolio turnover. The portfolio manager uses a passive management approach to select a representative group of stocks within the S&P 500 Index. The portfolio manager also may use statistical selection to determine which securities within the S&P 500 Index to purchase or sell for the Fund. The Fund generally will not hold all the securities that comprise the S&P 500 Index and, in some cases, the Fund's weightings in particular industry segments represented in the S&P 500 Index may differ significantly from those of the S&P 500 Index.

The Fund also may invest to a lesser extent in securities that are not in the S&P 500 Index, foreign securities and debt securities. The Fund generally intends to hold its investments for a long time, which results in a relatively low portfolio turnover rate. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work. The Fund will not adopt a temporary defensive strategy in times of declining stock prices and therefore you will bear the risk of such declines.


The Risks



The principal risks of investing in this Fund are stock market risk and the risk that the Fund's return may not correlate exactly with that of the S&P 500 Index. To the extent that the portfolio manager invests in foreign securities and debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk.

If you would like additional information regarding the Fund's investment strategies and risks, please refer to "More on Strategies and Risks" later in this Prospectus.


------
* Standard & Poor's(R), S&P(R), and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in securities generally or in this Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Please see the statement of additional information for additional disclaimers and liabilities regarding Standard & Poor's.

Fund Performance


The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.


During the periods presented in the bar chart, the Fund's highest return for a quarter was 21.24% for the quarter ended December 31, 1998. The Fund's lowest return for a quarter was -15.99% for the quarter ended September 30, 1990. The Fund's year-to-date return was 4.85% as of March 31, 1999.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the S&P 500 Index. The table reflects the impact of the Fund's expenses and assumes that you redeem your investment in the Fund at the end of each period.


-------------------------------------------------------------------------------
Calendar Year Total Returns


                                  [BARCHART]


1989        1990      1991      1992     1993     1994    1995    1996     1997    1998
-----       -----     -----     ----     -----    ----    -----   -----    -----   -----
25.48%     -10.23%    34.37%    8.38%    14.52%  -0.06%   36.14%  24.51%   30.33%  28.24%

-------------------------------------------------------------------------------
Average Annual Total Return
(as of December 31, 1998)

                      1 Year      5 Years       10 Years
                      ------      -------       --------
S&P 500 Index Fund    28.24%       23.14%        18.18%
S&P 500 Index         28.70%       24.08%        19.21%


Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.


[Sidebar]
All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

Equity Funds

                          PREMIER GROWTH EQUITY FUND


Investment Objective: Seeks long-term growth of capital and future income rather than current income.




The Strategy

The Premier Growth Equity Fund invests primarily in a more concentrated portfolio of equity securities of large- and medium-sized companies with above-average growth histories and/or growth potential. The portfolio manager chooses equity securities from a number of industries based on the merits of individual companies. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify stocks of growth companies with characteristics such as: o above-average annual growth rates
o financial strength
o leadership in their respective industries
o high quality management focused on generating shareholder value


The Fund also may invest to a lesser extent in foreign securities and debt securities. The Fund generally intends to hold its investments for a long time, which results in a relatively low portfolio turnover rate. The portfolio manager may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


The Risks

The principal risks of investing in this Fund are stock market risk and style risk. To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk.

If you would like additional information regarding the Fund's investment strategies and risks, please refer to "More on Strategies and Risks" later in this Prospectus.

                               Fund Performance



The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.


During the periods presented in the bar chart, the Fund's highest return for a quarter was 23.96% for the quarter ended December 31, 1998. The Fund's lowest return for a quarter was -6.54% for the quarter ended September 30, 1998. The Fund's year-to-date return was 9.02% as of March 31, 1999.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the S&P 500 Index. The table reflects the impact of the Fund's expenses. It assumes that you redeem your investment in the Fund at the end of each period.

-------------------------------------------------------------------------------
Calendar Year Total Returns

                                  [BARCHART]

 1998
-----
36.53%


-------------------------------------------------------------------------------
Average Annual Total Return
(as of December 31, 1998)

                                                  Since
                               1 Year          Inception*
                               ------          ----------
Premier Growth Equity Fund     36.53%            38.73%
S&P 500 Index                  28.70%            29.21%


Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.


* Inception date (commencement of investment operations): December 12, 1997

[Sidebar]
All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

                              VALUE EQUITY FUND

Investment Objective: Seeks long-term growth of capital and future income.

The Strategy

The Value Equity Fund invests primarily in equity securities of mid-cap U.S. companies that the portfolio manager believes are undervalued by the market and have above-average growth potential. The dollar-weighted median market capitalization of the companies in the Fund's portfolio will fall within the mid-cap range defined by the Morningstar rating agency between $1.3 and $8.4 billion as of December 31, 1998. The portfolio manager also invests in companies that are considered "special situation companies" where due to management turnaround, corporate or asset restructuring or significantly undervalued assets, their securities may not have performed well in the recent past, but appears to have potential for significant future earnings growth. Stock selection is key to the performance of the Fund.

The Fund is value-oriented and seeks to identify undervalued companies where a catalyst exists to recognize value or improve a company's profitability. Examples of these catalysts are:
          o new management
          o industry consolidation
          o company restructuring
          o change in the company's fundamentals


The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio manager may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


The Risks

The principal risks of investing in this Fund are stock market risk and style risk. To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk.

If you would like additional information regarding the Fund's investment strategies and risks, please refer to "More on Strategies and Risks" later in this Prospectus.

                               Fund Performance


The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.


During the periods presented in the bar chart, the Fund's highest return for a quarter was 13.99% for the quarter ended December 31, 1998. The Fund's lowest return for a quarter was -17.15% for the quarter ended September 30, 1998. The Fund's year-to-date return was 6.12% as of March 31,1999.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the S&P 500 Index. The table reflects the impact of the Fund's expenses. It assumes that you redeem your investment in the Fund at the end of each period.







-------------------------------------------------------------------------------
Calendar Year Total Returns

                                  [BARCHART]

 1998
------
6.69%

-------------------------------------------------------------------------------
Average Annual Total Return
(as of December 31, 1998)

                                                 Since
                               1 Year          Inception*
                               ------          ----------
Value Equity Fund               6.69%            23.04%
S&P 500 Index                  28.70%            31.37%

Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during certain of the periods shown, the Fund's total returns would have been lower. As with all mutual funds, past performance is not an indication of future performance.

* Inception date (commencement of investment operations): May 1, 1997

[Sidebar]
All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

Equity Funds

                          INTERNATIONAL EQUITY FUND

Investment Objective: Seeks long-term growth of capital.

The Strategy


The International Equity Fund invests primarily in equity securities of companies located in developed and developing countries, other than the United States. The portfolio managers focus on companies that they expect will grow faster than relevant markets and whose security price does not fully reflect their potential for growth. Under normal circumstances, the Fund's assets are invested in no fewer than three different countries. Stock selection is key to the performance of the Fund.



The portfolio managers seek to identify securities of growth companies with characteristics such as:


o low prices relative to their long-term cash earnings potential
o potential for significant improvement in the company's business
o financial strength
o sufficient liquidity


The Fund also may invest to a lesser extent in debt securities and securities of companies located in the United States. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


The Risks

The principal risks of investing in this Fund are stock market risk, foreign exposure risk, style risk and emerging markets risk. To the extent that the portfolio managers invest in debt securities, the Fund would be subject to interest rate risk and credit risk.

If you would like additional information regarding the investment strategies and risks associated with this Fund, please refer to "More on Strategies and Risks" later in this Prospectus.

                               Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.


During the periods presented in the bar chart, the Fund's highest return for a quarter was 18.67% for the quarter ended December 31, 1998. The Fund's lowest return for a quarter was -17.55% for the quarter ended September 30, 1998. The Fund's year-to-date return was 3.28% as of March 31, 1999.


The following table illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital International Europe Australasia Far East Index ("MSCI EAFE Index"). The table reflects the impact of the Fund's expenses. It assumes that you redeem your investment in the Fund at the end of each period.

-------------------------------------------------------------------------------
Calendar Year Total Returns

                                  [BARCHART]

1996      1997      1998
-----     ------    ------
9.91%     10.17%    17.45%

-------------------------------------------------------------------------------
Average Annual Total Return
(as of December 31, 1998)

                                                  Since
                               1 Year          Inception*
                               ------          ----------
International Equity Fund      17.45%            12.03%
MSCI EAFE Index                20.00%             8.79%


Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during certain of the periods shown, the Fund's total returns would have been lower.


As with all mutual funds, past performance is not an indication of future performance.


* Inception date (commencement of investment operations): May 1, 1995


[Sidebar]
All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

                    [This page intentionally left blank.]

                                 INCOME FUNDS

[Sidebar]
An investment in a GE Investment Income Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Income Funds is subject to risk, including possible loss of principal invested.

Who may want to invest in a GE Investments Income Fund?

The GE Investments Income Funds may be appropriate to support your variable contract if you:

          o seek an investment derived from income bearing securities
          o seek lower potential volatility than equity funds over the long term
          o want to diversify a portfolio composed mostly of equity funds

The GE Investments Income Funds may not be appropriate to support your variable contract if you want:

          o high potential capital appreciation

Income funds generally invest in debt securities. Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

Income Funds
                                 INCOME FUND

Investment Objective: Seeks maximum income consistent with prudent investment management and the preservation of capital.

The Strategy

The Income Fund invests primarily in a variety of debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments. The Fund normally has a weighted average maturity of approximately five to ten years.

The portfolio managers seek to identify debt securities with characteristics such as:

o attractive yields and prices
o the potential for capital appreciation
o reasonable credit quality

The Fund also may invest to a lesser extent in asset-backed securities and foreign securities. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Risks

The principal risks of investing in this Fund are interest rate risk, credit risk and prepayment risk. To the extent that the portfolio managers invest in foreign securities, the Fund would be subject to foreign exposure risk. Certain portfolio securities are derivative securities that carry derivative securities risk.

If you would like additional information regarding the risks associated with this Fund, please refer to "More on Strategies and Risks" later in this Prospectus.

                               FUND PERFORMANCE



The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.


During the periods presented in the bar chart, the Fund's highest return for a quarter was 3.84% for the quarter ended November 30, 1996. The Fund's lowest return for a quarter was -2.03% for the quarter ended March 31, 1996. The Fund's year-to-date return was -0.65% as of March 31, 1999.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Lehman Brothers Aggregate Bond Index ("LB Aggregate Bond Index"). The table reflects the impact of the Fund's expenses. It assumes that you redeem your investment in the Fund at the end of each period.

-------------------------------------------------------------------------------
Calendar Year Total Returns

                                  [BARCHART]

1996      1997      1998
----      ----      ----
2.92%     9.00%     7.95%

-------------------------------------------------------------------------------
Average Annual Total Return
(as of December 31, 1998)

                                             Since
                            1 Year        Inception*
                            ------        ----------
Income Fund                 7.95%           9.07%
LB Aggregate Bond Index     8.67%          10.00%


Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during certain of the periods shown, the Fund's total returns would have been lower. As with all mutual funds, past performance is not an indication of future performance.

* Inception date (commencement of investment operations): January 3, 1995


[Sidebar]
All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

Income Funds

                              Global Income Fund


Investment Objective: Seeks high return, emphasizing current income and, to a lesser extent, capital appreciation.





The Strategy



The Global Income Fund invests primarily in foreign and domestic income-bearing debt securities that include U.S. Government securities, corporate bonds, money market instruments, foreign debt securities, mortgage-backed securities, asset-backed securities and certificates of deposit, bankers' acceptances or time deposits of U.S. and foreign banks (including branches thereof) having total assets of more than $1 billion. Under normal circumstances, the Fund's assets are invested in no fewer than three different countries. The portfolio manager considers the following factors in determining where an issuer is located: country of organization, primary securities trading market, location of assets, or country where the issuer derives at least half of its revenues and profits.

In selecting investments for the Fund, the portfolio manager considers such factors as:
o the instrument's duration
o yield
o issuer credit quality
o prospects for capital appreciation
o currency and interest rate trends

The Fund also may invest to a lesser extent in equity securities. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Risks



The principal risks of investing in this Fund are interest rate risk, credit risk, foreign exposure risk and emerging markets risk. To the extent that the portfolio managers invest in equity securities, the Fund would be subject to stock market risk. Certain portfolio securities are derivative securities that carry derivative securities risk.

If you would like additional information regarding the Fund's investment strategies and risks, please refer to "More on Strategies and Risks" later in this Prospectus.

                               Fund Performance



The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.


During the periods presented in the bar chart, the Fund's highest return for a quarter was 7.34% for the quarter ended September 30, 1998. The Fund's lowest return for a quarter was 0.46% for the quarter ended October 31, 1998. The Fund's year-to-date return was -4.27% as of March 31, 1999.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the JP Morgan Global Government Bond Index (" JPM Global Bond Index"). The table reflects the impact of the Fund's expenses. It assumes that you redeem your investment in the Fund at the end of each period.








-------------------------------------------------------------------------------
Calendar Year Total Returns

                                  [BARCHART]

1996
----
13.33%


-------------------------------------------------------------------------------
Average Annual Total Return
(as of December 31, 1998)


                                                  Since
                                1 Year          Inception*
                                ------          ----------
Global Income Fund             13.33%             9.96%
JPM Global Bond Index          15.31%            12.18%




Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.


* Inception date (commencement of investment operations): May 1, 1997


[Sidebar]
All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

                     [This page intentionally left blank.]

                             Asset Allocation Funds


Who may want to invest in a GE Investment Asset Allocation Fund?

The Total Return Fund may be appropriate to support your variable contract if you:

o seek an investment derived from both capital appreciation and income

o want a long-term investment and do not care whether investment returns are derived from capital appreciation or income

The Total Return Fund is designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers. They provide an investor with a means to seek total return by investing in a core portfolio that typically holds both equity securities and debt securities. Although an investor may achieve the same mix of capital appreciation potential and income by investing in various combinations of individual Equity or Income Funds, the Total Return Fund offers the opportunity to pursue a total return strategy by investing in a single fund.

[Sidebar]
An investment in a GE Investments Asset Allocation Fund is not a deposit of any bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the GE Investments Total Return Fund is subject to investment risks, including possible loss of principal invested

                             Asset Allocation Funds

Total Return Fund

Investment Objective: Seeks the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.

The Strategy

The Total Return Fund invests in both equity securities and debt securities. The portfolio managers follow an asset allocation process established by GE Investment Management's Asset Allocation Committee to diversify holdings across asset classes. It is likely that the Fund will maintain a weighting in U.S. equity securities, debt securities and foreign securities based on the relative attractiveness of the asset classes. The Fund invests in equity securities principally for their capital appreciation potential and debt securities principally for their income potential. Within each asset class, the portfolio managers use active security selection to choose securities based on the merits of individual issuers.

The portfolio managers seek to identify equity securities of companies with characteristics such as:

o strong earnings growth
o attractive prices
o a presence in successful industries
o high quality management

The portfolio managers seek to identify debt securities with characteristics such as:

o attractive yields and prices
o the potential for capital appreciation
o reasonable credit quality

The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's asset allocation process may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and shareholders to incur increased taxes on their investment in the Fund.

The Risks

The principal risks of investing in this Fund are stock market risk, foreign exposure risk, interest rate risk, credit risk, municipal securities risk and prepayment risk. Certain portfolio securities are derivative securities that carry derivative securities risk.

If you would like additional information regarding the Fund's investment strategies and risks, please refer to "More on Strategies and Risks" later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.


During the periods presented in the bar chart, the Fund's highest return for a quarter was 10.69% for the quarter ended March 31, 1991. The Fund's lowest return for a quarter was -9.91% for the quarter ended September 30, 1990.The Fund's year-to-date return was 3.41% as of March 31, 1999.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index and the return of the Lehman Brothers Aggregate Bond Index ("LB Aggregate Bond Index"). The table reflects the impact of the Fund's expenses. It assumes that you redeem your investment in the Fund at the end of each period.



--------------------------------------------------------------------------------
Calendar Year Total Returns



1989           15.21%

1990           -0.38%

1991           27.35%

1992            7.48%

1993           13.55%

1994            2.54%

1995           28.07%

1996           10.60%

1997           17.99%

1998           17.10%

--------------------------------------------------------------------------------

Average Annual Total Return


(as of December 31, 1998)



                            1 Year      5 Years       10 Years
                            ------      -------       --------
Total Return Fund           17.10%       14.99%        13.60%

S&P 500 Index               28.70%       24.08%        19.21%

LB Aggregate Bond Index      8.67%        7.27%         9.26%



Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.




[Sidebar]
All mutual funds use the same formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

                     [This page intentionally left blank.]

                               Money Market Funds


Who may want to invest in the GE Investments Money Market Fund?

The GE Investments Money Market Fund may be appropriate to support your variable contract if you:

o want an investment derived from modest but regular income
o are investing for a short period of time
o want a stable investment

The GE Investments Money Market Fund may not be appropriate to support your variable contract if you:

o want a long-term investment
o seek capital appreciation

Money Market funds invest in short-term, high quality debt securities. They seek to provide stability of principal and regular income. The income provided by a money market fund varies with interest rate movements.

                               Money Market Funds

Money Market Fund

Investment Objective: Seeks a high level of current income consistent with the preservation of capital and maintenance of liquidity.

The Strategy


The Money Market Fund invests primarily in short-term, U.S. dollar-denominated money market instruments. The Fund's investments may include U.S. Government securities, repurchase agreements, commercial paper, foreign certificates of deposit, variable rate securities, debt securities, Eurodollar deposits and domestic and foreign bank deposits. The portfolio manager limits investments to high quality securities with maturities of up to 13 months and limits the weighted average maturity to 90 days.


The Fund invests consistent with industry standards governing security quality, maturity and portfolio diversification. The Fund may invest more than 25% of its total assets in the banking services industry. Changes in banking regulations or the economy can have a significant negative impact on the banking industry.

All of the Fund's assets are rated in the two highest short-term rating categories (or their unrated equivalents), and 95% of its assets are rated in the highest rating category (or its unrated equivalent) by a nationally recognized statistical rating organization. Additional information about the money market instruments in which the Fund may invest, including rating categories, is contained in the Statement of Additional Information.

The Risks

The principal risks of investing in this Fund are interest rate risk, credit risk, repurchase agreement risk and foreign exposure risk.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain a share price of $1.00, it is possible to lose money by investing in the Fund. The Fund's yield will change due to movements in current short-term interest rates and market conditions. A change in interest rates or default on the Fund's investments could cause the Fund's share price to decline below $1.00.

If you would like additional information regarding the investment strategies and risks associated with this Fund, please refer to "More on Strategies and Risks" later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.


During the periods presented in the bar chart, the Fund's highest return for a quarter was 2.17% for the quarter ended June 30, 1989. The Fund's lowest return for a quarter was 0.20% for the quarter ended January 31, 1994. The Fund's year-to-date return was 1.16% as of March 31, 1999.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the 90 Day Treasury Bill Rate ("90 Day T-Bill"). The table reflects the impact of the Fund's expenses. It assumes that you redeemed your investment in the Fund at the end of each period. The Fund's seven day yield was 4.72% as of December 31, 1998


--------------------------------------------------------------------------------

Calendar Year Total Returns



1989         8.66%

1990         7.14%

1991         5.29%

1992         3.02%

1993         2.39%

1994         3.77%

1995         5.90%

1996         5.41%

1997         5.41%

1998         5.26%

--------------------------------------------------------------------------------

Average Annual Total Return
(as of December 31, 1998)


                      1 Year       5 Years      10 Years
                      ------       -------      --------
Money Market Fund      5.26%        5.14%         5.20%

90 Day T-Bill          4.88%        5.05%         5.34%



Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during certain of the periods shown, the Fund's total returns would have been lower. As with all mutual funds, past performance is not an indication of future performance.




[Sidebar]
All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

                     [This page intentionally left blank.]

                                  Other Funds



[Sidebar]
An investment in the Real Estate Securities Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other agency. Investment in this Fund is subject to risk, including possible loss of principal invested.



Who May Want to Invest in the Real Estate Securities Fund?



The Real Estate Securities Fund may be appropriate to support your variable contract if you:



o seek an investment derived from both current income and capital appreciation


o are willing to ride out market fluctuations in pursuit of potential long-term returns



The Real Estate Securities Fund may not be an appropriate investment to support your variable contract if you:


o want any degree of market sector diversification in your investment


o are unwilling to accept potentially significant losses on your investment during periods (possibly extended periods) when real estate values or the fortunes of the real estate industry are in decline or depressed



The Real Estate Securities Fund is designed for investors who seek to allocate a portion of their variable contract investment to a fund that concentrates in investments in a wide range of equity securities and debt securities of issuers in the real estate industry.

                                  Other Funds

Real Estate Securities Fund

Investment Objective:
Seeks maximum total return through current income and capital appreciation.

The Strategy

The Real Estate Securities Fund invests primarily in equity securities and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets - real estate securities. The Fund does not invest directly in real estate.

The portfolio manager considers an issuer to be principally "engaged in" or "principally related to" the real estate industry if at least 50% of its assets (marked-to-market), gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs, mortgage REITs, real estate brokers and developers, companies that manage real estate and companies that own substantial amounts of real estate. Issuers in businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.


The Fund also may invest to a lesser extent in equity securities and debt securities of issuers outside the real estate industry as well as foreign securities. The Fund also may invest in high yield securities. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


Because the Fund may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status as a regulated investment company.

The Risks


The principal risks of investing in this Fund are stock market risk, concentration risk, REIT-specific risk and real estate securities risk. To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk. To the extent that the portfolio manager invests in high yield securities, the Fund would be subject high yield securities risk.


If you would like additional information regarding the Fund's investment strategies and risks, please refer to "More on Strategies and Risks" later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.


During the periods presented in the bar chart, the Fund's highest return for a quarter was 19.11% for the quarter ended December 31, 1996. The Fund's lowest return for a quarter was -10.17% for the quarter ended September 30, 1998. The Fund's year-to-date return was -3.02% as of March 31, 1999.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Wilshire Real Estate Investment Trust Index ("Wilshire REIT Index"). The table reflects the impact of the Fund's expenses. It assumes that you redeem your investment in the Fund at the end of each period.


--------------------------------------------------------------------------------

Calendar Year Total Returns Chart



1996        36.24%

1997        19.49%

1998       -17.68%

--------------------------------------------------------------------------------

Average Annual Total Return
(as of December 31, 1998)


                                Since
                                1 Year     Inception*

Real Estate Securities Fund     -17.68%      13.03%

Wilshire REIT Index             -17.43%      12.56%



Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during certain of the periods shown, the Fund's total return would have been lower. As with all mutual funds, past performance is not an indication of future performance.


*Inception date (commencement of investment operations): May 1, 1995


[Sidebar]
All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

                         More on Strategies and Risks

                                 More on Risks

Like all mutual funds, investing in the GE Investments Funds involves risk factors and special considerations. A Fund's risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus. Investments in a Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that a Fund will achieve its investment objective. Investing in shares of a Fund should not be considered a complete investment program. The share value of the Equity Funds, Income Funds, Total Return Fund and Real Estate Securities Fund will rise and fall. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes -- such as stocks, bonds and cash -- and within an asset class -- such as small-cap and large-cap stocks -- can help you manage risk and achieve the results you need to comfortably reach your financial goals.


The primary risks of particular investments are summarized below. For more information about the risks associated with the Funds, please see the Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus.


High yield securities risk: Below investment-grade securities, sometimes called "junk bonds," are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment-grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund's ability to obtain accurate market quotations when valuing the portfolio securities and calculating a Fund's net asset value. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

Credit Risk: The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

Derivative Securities Risk: A fund's use of various investment techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values may involve derivative securities and contracts. Derivative securities and contracts (securities or contracts whose values are based on other securities, currencies or indices) include options contracts (on stocks, indices, currencies, futures contracts, or bonds), forward currency exchange contracts, futures contracts (on securities, indices and bonds), currency and interest rate swap contracts, and structured securities. Derivative securities and contracts may be used as a direct investment or as a hedge for a Fund's portfolio or a portion of a portfolio. Hedging involves using a security or contract to offset investment risk. Hedging may include reducing the risk of a position held in a portfolio. Hedging and other investment techniques also may be used to increase a Fund's exposure to a particular investment strategy. If the portfolio managers' judgment of market conditions proves incorrect or the strategy does not correlate well with a Fund's investments, the use of derivatives could result in a loss, regardless of whether the intent was to reduce risk or increase return, and may increase a Fund's volatility. In addition, in the event that non-exchange traded derivatives are used, these derivatives could result in a loss if the counterparty to the transaction does not perform as promised.

Emerging Markets Risk: Emerging markets securities bear most foreign exposure risks discussed below. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Foreign Exposure Risk: Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect a Fund's performance. Foreign securities markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include:

o Currency Risk: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments.

o Political/Economic Risk: Changes in economic, tax or foreign investment policies, government stability, war or other

                         More on Strategies and Risks

political or economic actions may have an adverse effect on a Fund's foreign investments.

o Regulatory Risk: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

Illiquid Securities Risk: Illiquid securities may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security at all, or forgo other investment opportunities, all of which may have an impact on the Fund.

Interest Rate Risk: Bond prices rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond's price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

Municipal Securities Risk: Municipal securities are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. Some municipal securities are insured and guarantee the timely payment of interest and repayment of principal. The market for municipal securities is volatile and can be significantly affected by tax, legislative or political changes.

Prepayment Risk: Prices and yields of mortgage-backed securities assume the securities will be redeemed at a given time. When interest rates decline, mortgage-backed securities experience higher prepayments because the underlying mortgages are repaid earlier than expected. A Fund's portfolio manager may be forced to invest the proceeds from prepaid mortgage-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, mortgage-backed securities experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.

Real Estate Securities Risk: The securities of issuers that own, construct, manage or sell residential, commercial or industrial real estate are subject to risks in addition to those of other issuers. Such risks include: changes in real estate values and property taxes, overbuilding, variations in rental income, interest rates and changes in tax and regulatory requirements, such as those relating to the environment. Performance of a particular real estate security also may depend on the structure, cash flow, and management skill of the particular company.


REIT-Specific Risk: Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

Repurchase and Reverse Repurchase Agreements Risk: A Fund entering into a repurchase agreement may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities might decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement. A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase at a higher price under the agreement.


Restricted Securities Risk: Restricted securities may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling restricted securities in privately negotiated transactions may be less than those originally paid by a Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

Stock Market Risk: A Fund's share price will move up and down in reaction to stock market movements. Stock prices change daily in response to company activity and general economic and market conditions. A Fund's investments in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of equity securities may decline. Also, equity securities are subject to the risk that a particular issuer's securities may decline in value, even during periods when equity securities in general are rising. Additional stock market risks may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see foreign exposure risks.

Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other equity funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company stocks.

Growth investing risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth oriented funds will typically underperform when value investing is in favor.

Value investing risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds will typically underperform when growth investing is in favor.

Mid-Cap Company risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

                         More on Strategies and Risks

Other Risk Considerations

EURO Conversion. On January 1, 1999, eleven of the fifteen member countries of the European Economic and Monetary Union (Participating Countries) established fixed conversion rates between their existing sovereign currencies and the EURO, a new common currency in Europe. The introduction of the EURO may result in uncertainties for securities of European companies, European markets and the operation of the Funds. The redenomination of certain European debt and equity securities over a period of time may result in differences in various accounting, tax and/or legal treatments that would not otherwise occur. Market disruptions may occur that could adversely affect the value of European securities and currencies held by the Funds. Other risks relate to the ability of financial institution systems to process EURO transactions.


GE Investment Management has addressed ongoing EURO conversion issues in a broad range of areas, including internal business applications, trading systems and accounting systems. In addition, GE Investment Management has worked closely with the Funds' major service providers to address EURO conversion issues. It is possible, however, that the markets for securities in which certain Funds invest may be adversely affected by the conversion to the EURO. Furthermore, individual issuers may suffer increased costs and decreased earnings due to the long-term impact of EURO conversion.



Year 2000. Like other business organizations and individuals around the world, each of the Funds could be adversely affected if the computer systems used by its Investment Managers and external service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." GE Investment Management is engaged in a multi-year effort to address the Year 2000 Problem in a broad range of areas, including internal business applications, process-enabling systems and facilities. In addition, efforts are underway to track each of the Funds' major service providers to see what they have completed, or have undertaken to address the Year 2000 Problem. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


Furthermore, it is possible that the markets for securities in which the Funds invest may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Problem than major U.S. entities, which could have a greater impact on certain GE Investments Funds' investments that are more sensitive to these risks.


More on Investment Strategies

A Fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Funds' Board of Trustees. No Fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Funds to other risks and considerations, which are discussed in the Funds' SAI.

Holding Cash and Temporary Defensive Positions: Under normal circumstances, each Fund may hold cash and/or money market instruments (i) pending investment, (ii) for cash management purposes, and (iii) to meet operating expenses. A Fund (other than the S&P 500 Index Fund) may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold cash and/or invest in money market instruments, or (ii) restrict the securities markets in which a Fund's assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund's investment objective and strategies. The Funds, other than the Money Market Fund, may invest in money market instruments directly or indirectly through investment in the GEI Short-Term Investment Fund (Investment Fund). The Investment Fund is advised by GE Investment Management, which charges no advisory fee to the Fund.


To the extent that a Fund, other than the Money Market Fund, holds cash or invests in money market instruments, it may not achieve its investment objective.



Various investment techniques are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities and selling securities short. These techniques are designed to adjust the risk and return characteristics of a Fund's portfolio of investments and are not used for leverage. To the extent that a Fund employs these techniques, the Fund would be subject to derivative securities risk.


The following are important definitions that may be unfamiliar to an investor reading about the Funds:


Bank Deposits are cash, checks or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.

Cash and cash equivalents are highly liquid and highly rated instruments such as commercial paper and bank deposits.

Certificates of Deposit include short-term debt securities issued by banks.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Convertible securities may be debt or equity securities that pay interest or dividends and that may be converted on specified terms into the stock of the issuer.

Corporate bonds are debt securities issued by companies.

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

                         More on Strategies and Risks


Derivative Securities (securities on whose values are based on other securities, currencies or indices) include options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, swaps, interest-only and principal-only debt securities, certain mortgage-backed securities like collateralized mortgage obligations (CMOs), and structured securities.



Duration -- a mathematical calculation of the average life of a bond based on its cash flows (or portfolio of bonds) that serves as a useful measure of the security's sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond's price for every one percent change in the interest rate.


Equity securities may include common stocks, preferred stocks, Depositary Receipts, convertible preferred stocks, convertible bonds, convertible debentures, convertible notes, rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

Eurodollar Deposits are deposits issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

Foreign debt securities are issued by foreign corporations or governments. They may include the following:

o Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions or by foreign branches of U.S. corporations and financial institutions

o Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the U.S.

o  Securities denominated in currencies other than U.S. dollars


Foreign issuers are those located in a foreign country. Portfolio managers who consider the following factors in determining where an issuer is located: country of organization, primary securities trading market, location of assets, or country where the issuer derives at least half of its revenues and profits.


Foreign securities include interests in or obligations of entities located outside of the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated, or (d) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

High yield securities are debt securities of corporations, preferred stock and convertible preferred stock that are rated Ba through C by Moody's or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody's or S&P, are considered by portfolio management to be of equivalent quality. High yield securities include bonds rated below investment-grade, sometimes called "junk bonds" are considered speculative by the major credit rating agencies.

Investment grade securities are rated Baa or better by Moody's and BBB or better by S&P or are comparably rated by another nationally recognized statistical rating organization, or, if not rated, are of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

Maturity -- the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

Mortgage-backed securities include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation

(Freddie Mac) and other government agencies and private issuers. They may also include CMOs which are derivative securities that are fully collateralized by a portfolio of mortgages.


Money market instruments are short-term debt securities of the U.S. government, banks and corporations. The Funds may invest in money market instruments through investments in the GEI Short-Term Investment Fund (Investment Fund). The Investment Fund is advised by GE Investment Management, which charges no advisory fee for such services.

Municipal securities are debt obligations of local, state or regional governments. Municipal securities generally include both municipal bonds (securities with maturities of more than one year) and municipal notes (securities with maturities of less than one year). They may be a general obligation of the municipality that issued them or they may be secured by the revenues of a special project or facility. Income derived from investments in municipal securities is typically exempt from federal income tax, however, capital gains are subject to federal tax.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.

Real Estate Investment Trusts (REITs) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests therein. REITs are generally classified as Equity REITs or Mortgage REITS or a combination of Equity or Mortgage REITs. Equity REITs invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Repurchase agreements (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time -- usually the next day.

U.S. Government securities are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. Government securities are considered highly creditworthy.

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stock valuation levels are lower than those of growth stocks.

Variable Rate Securities carry interest rates that may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

Weighted average maturity -- the length of time in days or years until the average security in a money market or bond fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates an income fund's sensitivity to changes in interest rates. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.


The following tables summarize each Fund's current investment policies and limitations. Certain policies and limitations may be changed at the discretion of GE Investment Management. Percentage figures refer to the percentage of a Fund's assets that may be invested in accordance with the indicated policy.

                         More on Strategies and Risks


---------------------------- ------------ ------------ ----------- -------------- ----------------- ------------------
                             Repurchase     Reverse    Illiquid     Structured     Purchasing and    Purchasing and
                             Agreements   Repurchase   Securities   and Indexed       Writing            Writing
                                          Agreements                Securities       Securities     Securities Index
                                                                                      Options            Options
---------------------------- ------------ ------------ ----------- -------------- ----------------- ------------------
U.S. Equity Fund             Yes          Yes          Yes         No             Yes               Yes
---------------------------- ------------ ------------ ----------- -------------- ----------------- ------------------
S&P 500 Index Fund           Yes          No           Yes         No             Yes               Yes
---------------------------- ------------ ------------ ----------- -------------- ----------------- ------------------
Premier Growth Equity Fund   Yes          Yes          Yes         No             Yes               Yes
---------------------------- ------------ ------------ ----------- -------------- ----------------- ------------------
Value Equity Fund            Yes          No           Yes         No             Yes               Yes
---------------------------- ------------ ------------ ----------- -------------- ----------------- ------------------
International Equity Fund    Yes          No           Yes         No             Yes               Yes
---------------------------- ------------ ------------ ----------- -------------- ----------------- ------------------
Income Fund                  Yes          Yes          Yes         Yes            Yes               Yes
---------------------------- ------------ ------------ ----------- -------------- ----------------- ------------------
Global Income Fund           Yes          No           Yes         Yes            Yes               Yes
---------------------------- ------------ ------------ ----------- -------------- ----------------- ------------------
Total Return Fund            Yes          No           Yes         Yes            Yes               Yes
---------------------------- ------------ ------------ ----------- -------------- ----------------- ------------------
Money Market Fund            Yes          No           Yes         No             No                No
---------------------------- ------------ ------------ ----------- -------------- ----------------- ------------------
Real Estate Securities Fund  Yes          No           Yes         Yes            Yes               Yes
---------------------------- ------------ ------------ ----------- -------------- ----------------- ------------------

--------------------- ------------ ------------ ----------- ---------------- ----------------- ----------- -----------
                      Futures and    Forward    Options on      Maximum          Maximum       Maximum     When-Issued
                      Options on    Currency      Foreign    Investment in    Investment in    Investment  and Delayed
                      Futures      Transactions Currencies  Debt Securities  Below-Investment  in Foreign  Delivery
                                                                                Grade Debt     Securities  Securities
                                                                                Securities
--------------------- ------------ ------------ ----------- ---------------- ----------------- ----------- -----------
U.S. Equity Fund      Yes          Yes          Yes         35%              5%                15%*        Yes
--------------------- ------------ ------------ ----------- ---------------- ----------------- ----------- -----------
S&P 500 Index Fund    Yes          No           No          35%              None              35%         Yes
--------------------- ------------ ------------ ----------- ---------------- ----------------- ----------- -----------
Premier Growth
Equity Fund           Yes          No           No          35%              5%                25%*        Yes
--------------------- ------------ ------------ ----------- ---------------- ----------------- ----------- -----------
Value Equity Fund     Yes          No           No          35%              15%               35%         Yes
--------------------- ------------ ------------ ----------- ---------------- ----------------- ----------- -----------
International
Equity Fund           Yes          Yes          Yes         35%              5%                100%        Yes
--------------------- ------------ ------------ ----------- ---------------- ----------------- ----------- -----------
Income Fund           Yes          Yes          Yes         100% (maximum    10% in BB or B    35%*        Yes
                                                            of 25%  BBB by   by S&P or Ba or
                                                            S&P or Baa by    B by Moody's or
                                                            Moody's or       equivalent
                                                            equivalent)
--------------------- ------------ ------------ ----------- ---------------- ----------------- ----------- -----------
Global Income Fund    Yes          Yes          Yes         100%             25% in BB and B   100%        Yes
                                                                             by S&P or Ba
                                                                             and B by
                                                                             Moody's, and
                                                                             10% in by B by
                                                                             S&P or by Moody's
--------------------- ------------ ------------ ----------- ---------------- ----------------- ----------- -----------
Total Return          Yes          Yes          Yes         100%             30%               35%         Yes
--------------------- ------------ ------------ ----------- ---------------- ----------------- ----------- -----------
Money Market Fund     No           No           No          100%             None              20%*        Yes
--------------------- ------------ ------------ ----------- ---------------- ----------------- ----------- -----------
Real Estate
Securities Fund       Yes          No           No          100%             30%               20%         Yes
--------------------- ------------ ------------ ----------- ---------------- ----------------- ----------- -----------




*This limitation excludes ADRs and securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq Small Cap Market.

More on Strategies and Risks


--------------------- ---------- ---------- -------------- ----------- ----------- ----------- ---------- ----------- ------------
                      Lending    Rule           Debt       Depositary  Borrowing   Securities  Municipal  Floating    Participation
                      Portfolio  144A        Obligations    Receipts               of Other     Leases    and          Interests
                      Securities Securities      of                                Investment             Variable        in
                                            Supranational                            Funds                Rate         Municipal
                                              Agencies                                                    Instruments Obligations
--------------------- ---------- ---------- -------------- ----------- ----------- ----------- ---------- ----------- ------------
U.S. Equity Fund      Yes        Yes        Yes            Yes         33.33%      Yes         No         No*         No
--------------------- ---------- ---------- -------------- ----------- ----------- ----------- ---------- ----------- ------------
S&P 500 Index Fund    Yes        No         No             Yes         20%         Yes         No         Yes         No
--------------------- ---------- ---------- -------------- ----------- ----------- ----------- ---------- ----------- ------------
Premier Growth
Equity Fund           Yes        Yes        Yes            Yes         33.33%      Yes         No         No*         No
--------------------- ---------- ---------- -------------- ----------- ----------- ----------- ---------- ----------- ------------
Value Equity Fund     Yes        Yes        Yes            Yes         10%         Yes         No         No*         No
--------------------- ---------- ---------- -------------- ----------- ----------- ----------- ---------- ----------- ------------
International
Equity Fund           Yes        Yes        Yes            Yes         10%         Yes         No         No*         No
--------------------- ---------- ---------- -------------- ----------- ----------- ----------- ---------- ----------- ------------
Income Fund           Yes        Yes        Yes            Yes         33.33%      Yes         No         Yes         No
--------------------- ---------- ---------- -------------- ----------- ----------- ----------- ---------- ----------- ------------
Global Income Fund    Yes        Yes        Yes            Yes         10%         Yes         No         Yes         No
--------------------- ---------- ---------- -------------- ----------- ----------- ----------- ---------- ----------- ------------
Total Return Fund     Yes        No         Yes            Yes         10%         Yes         No         Yes         No
--------------------- ---------- ---------- -------------- ----------- ----------- ----------- ---------- ----------- ------------
Money Market Fund     Yes        No         Yes            No          10%         Yes         No         Yes         No
--------------------- ---------- ---------- -------------- ----------- ----------- ----------- ---------- ----------- ------------
Real Estate
Securities Fund       Yes        Yes        Yes            Yes         10%         Yes         No         Yes         No
--------------------- ---------- ---------- -------------- ----------- ----------- ----------- ---------- ----------- ------------


--------------------------------------------------------------------------------

*Excludes commercial paper and notes with variable and floating rates of interest.

--------------------- ------------ ------------ ------------ ---------- ------------ ------------ ------------- ---------- ---------
                                                                           Non-                      Asset
                         Zero       Municipal    Custodial   Mortgage     Publicly   Government      Backed     Mortgage     Short
                        Coupon     Obligation    Receipts    Related       Traded     Stripped     Securities    Dollar      Sales
                      Obligations  Components       on       Securities, Securities   Mortgage        and        Rolls      Against
                                                 Municipal   including                 Related     Receivable-              the Box
                                                Obligations    CMOs                  Securities      Backed
                                                                                                    Securities
--------------------- ------------ ------------ ------------ ---------- ------------ ------------ ------------- ---------- ---------
U.S. Equity Fund      Yes          No           No           No          Yes         No           No            No         Yes
--------------------- ------------ ------------ ------------ ---------- ------------ ------------ ------------- ---------- ---------
S&P 500 Index Fund    No           No           No           No          No          No           No            No         Yes
--------------------- ------------ ------------ ------------ ---------- ------------ ------------ ------------- ---------- ---------
Premier Growth
Equity Fund           No           No           No           No          Yes         No           No            No         Yes
--------------------- ------------ ------------ ------------ ---------- ------------ ------------ ------------- ---------- ---------
Value Equity Fund     Yes          No           No           Yes         Yes         Yes          Yes           Yes        Yes
--------------------- ------------ ------------ ------------ ----------  ----------  ------------ ------------- ---------- ---------
International
Equity Fund           No           No           No           No          Yes         No           No            No         Yes
--------------------- ------------ ------------ ------------ ---------- ------------ ------------ ------------- ---------- ---------
Income Fund           Yes          No           No           Yes         Yes         Yes          Yes           Yes        Yes
--------------------- ------------ ------------ ------------ ---------- ------------ ------------ ------------- ---------- ---------
Global Income Fund    Yes          No           No           Yes         Yes         Yes          Yes           Yes        Yes
--------------------- ------------ ------------ ------------ ---------- ------------ ------------ ------------- ---------- ---------
Total Return Fund     Yes          Yes          Yes          Yes         No          Yes          Yes           Yes        Yes
--------------------- ------------ ------------ ------------ ---------- ------------ ------------ ------------- ---------- ---------
Money Market Fund     No           No           No           No          No          No           No            No         No
--------------------- ------------ ------------ ------------ ---------- ------------ ------------ ------------- ---------- ---------
Real Estate
Securities Fund       No           No           No           Yes         Yes         Yes          Yes           Yes        Yes
--------------------- ------------ ------------ ------------ ---------- ------------ ------------ ------------- ---------- ---------

                         About the Investment Adviser

Investment Adviser and Administrator


GE Investment Management Incorporated, located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904, is the investment adviser and administrator of each Fund. GE Investment Management is a wholly-owned subsidiary of GE and a registered investment adviser. GE Investment Management's principal officers, directors and portfolio managers hold similar positions with General Electric Investment Corporation (GEIC), a wholly-owned subsidiary of General Electric Company ("GE"). As of March 1, 1999, GE Investment Management and GEIC managed roughly $80 billion in assets, including $16 billion in mutual funds.



For many years, GE's tradition of ingenuity and customer focus has included financial services. In the late 1920s, through a desire to promote the financial well-being of its employees, GE began managing assets for its employee pension plan. By the mid-1930s, GE pioneered some of the nation's earliest mutual funds, the Elfun Funds -- to be followed years later by the GE Savings and Security Program Funds. The success of these Funds spurred growth; eventually GE expanded its mutual fund offerings to include a wide variety of investment products called the GE Family of Funds, created specifically for the general public.


GE Investment Management bases its investment philosophy on two enduring principles. First, GE Investment Management believes that a disciplined, consistent approach to investing can add value to an investment portfolio over the long term. Its commitment to in-depth research, sound judgment and hard work provides investors with an opportunity to take advantage of attractive investments around the world. Second, GE Investment Management follows the same principles of integrity and quality that have guided GE over the past century and have made it the world-class company that it is today.



Investment Management Fee:



Each Fund pays GE Investment Management an investment management fee.
The fee is accrued daily and paid monthly up to the following maximum annual fee rates:



U.S. Equity Fund                                                   0.55%
-----------------------------------------------------------------------------
S&P 500 Index Fund                                                 0.35%
-----------------------------------------------------------------------------
Premier Growth Fund                                                0.65%
-----------------------------------------------------------------------------
Value Equity Fund                                                  0.65%
-----------------------------------------------------------------------------
International Equity Fund                                          1.00%
-----------------------------------------------------------------------------
Income Fund                                                        0.50%
-----------------------------------------------------------------------------
Global Income Fund                                                 0.60%
-----------------------------------------------------------------------------
Total Return Fund                                                  0.50%
-----------------------------------------------------------------------------
Money Market Fund                                                 0.50%*
-----------------------------------------------------------------------------
Real Estate Securities Fund                                        0.85%
-----------------------------------------------------------------------------



For their services, GE Investment Management pays (out of the advisory fee that it receives) Seneca, NWQ, GEIUS, and SSGA monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GE Investment Management monthly and is based upon the average daily net assets of the Fund that each sub-adviser manages. The fees payable to GE Investment Management in connection with the Money Market Fund, Total Return Fund, International Equity Fund, and Real
Estate Securities Fund are graduated so that increases in the respective Fund's average annual net assets may result in a lower fee and decreases in a Fund's average annual net assets may increase the fee.



* GE Investment Management has voluntarily waived a portion of the investment management fee such that the fee paid by the Money Market Fund is currently 0.25%.

About the Funds' Portfolio Managers

Eugene Bolton is Director and Executive Vice President of GE Investment Management. He manages the overall U.S. equity investments for GE Investment Management. He leads a team of portfolio managers for the U.S. Equity Fund. He has served in that capacity since the Fund's inception. Mr. Bolton joined GE Investment Management in 1984 as Chief Financial Officer and has been a portfolio manager since 1986.

David B. Carlson is Senior Vice President of GE Investment Management and portfolio manager for the Premier Growth Equity Fund. Mr. Carlson is also responsible for the domestic equity portion of the Total Return Fund. He has served in those capacities since the Fund's inception. Since joining GE Investment Management in 1982, Mr. Carlson has held several positions.

Ralph R. Layman is Director and Executive Vice President of GE Investment Management. Mr. Layman leads a team of portfolio managers for the International Equity Fund. He is also responsible for the international equity portion of the Total Return Fund. He has served in those capacities since each Fund's inception. Mr. Layman joined GE Investment Management in 1991 as Executive Vice President for International Investments.

Robert A. MacDougall is Director and Executive Vice President of GE Investment Management. He leads a team of portfolio managers for the Income Fund and the Money Market Fund. Mr. MacDougall is also responsible for the debt portion of the Total Return Fund. He has served in those capacities since each Fund's inception. Mr. MacDougall joined GE Investment Management in 1986 as Vice President.

                         About the Investment Adviser


About the Sub-Advisers

GE Investment Management believes that it has the responsibility to make the best managers available to Fund shareholders at all times, whether that means accessing GE Investment Management's wealth of internal talent or using external talent (Sub-Advisers). When GE Investment Management feels the need to access specialists outside, it carefully investigates and engages Sub-Advisers with strong performance records and styles that match the investment objectives of the Funds. GE Investment Management is proud to engage the following Sub-Advisers to conduct the investment programs for the following Funds.


S&P 500 Index Fund

State Street Global Advisors (SSGA)
Two International Place
Boston, MA 02110


SSGA is a division of State Street Bank and Trust Company ("State Street"). State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with approximately $493 billion under management as of December 31, 1998, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Montreal, Luxembourg, Melbourne, Paris, Dubai, Munich and Brussels.



The Fund is managed by a team of portfolio managers led by James B. May. Mr. May has been an investment officer and portfolio manager in the U.S. Structured Products Group of State Street since 1994. From 1991 to 1993, Mr. May served as an Investment Support Analyst in the U.S. Passive Services Group of State Street. Mr. May earned his MBA from Boston College and is a member of the Financial Management Association.


Value Equity Fund


NWQ Investment Management Company (NWQ)
2049 Century Park East - 4th Floor
Los Angeles, CA 90067


NWQ is a wholly owned subsidiary of United Asset Management Corporation, a company whose principal business is managing investments for institutional clients through 50 operating subsidiaries and acquiring investment management firms. NWQ is an investment adviser with 17 years of experience managing domestic investment portfolios for individual, union, corporate, municipal, endowment and foundation clients. As of December 31, 1998, NWQ had in excess of $8.1 billion of assets under management.


Jon D. Bosse is the portfolio manager of the Value Equity Fund and has served in that capacity since the Fund's inception. Mr. Bosse has more than 12 years of investment experience and has held the position of Director of Equity Research and Managing Director at NWQ since 1996. Prior to his joining NWQ, he spent ten years with ARCO Investment Management Company where he was director of equity research and managed a value-oriented portfolio. Previous to this, he spent four years in the corporate finance department of ARCO. Mr. Bosse earned his MBA from Wharton Business School, University of Pennsylvania, and is a Chartered Financial Analyst and a member of the Association for Investment Management and Research (AIMR) and the Los Angeles Society of Financial Analysts.

Global Income Fund


GE Investments (US) Limited ("GEIUS")
Sweden House
20 St. James's Street
London, SW1A 1ES, England


GEIUS is a wholly owned subsidiary of GE and is considered under common control with GE Investment Management. Although GEIUS has no prior experience advising a U.S. mutual fund, it currently manages approximately $1.3 billion in assets. GEIUS has been the investment sub-adviser for the Fund since May 1, 1997.


William R. Wright, portfolio manager of the Global Income Fund, is a Vice President of GE Investment Management. He assumed responsibility for GEIUS at its inception in 1995. Prior to joining GE Investment Management, Mr. Wright worked for Continental Asset Management Corp., where he was a portfolio manager of its U.K. subsidiary. After serving as a language specialist in the U.S. Army Security Agency, he began his career in 1979 with Coopers & Lybrand, and joined Bankers Trust Company in 1980. Mr. Wright is a member of the Association for Investment Management and Research and the New York Society of Security Analysts.



Real Estate Securities Fund


Seneca Capital Management ("Seneca")
909 Montgomery Street
San Francisco, CA 94133



Seneca is a limited liability company and a majority owned subsidiary of Phoenix Investment Partners ("Phoenix"). Forty per cent of the stock of Phoenix is publicly held and traded on the New York Stock Exchange while the remaining sixty per cent is owned by a wholly owned subsidiary of Phoenix Home Life Mutual Insurance Company. Seneca is an investment adviser that provides investment management services to foundations, endowments, corporations, mutual funds and private clients. As of December 31, 1998, Seneca managed approximately $6.6 billion in equity, fixed income and real estate assets.


David A. Shapiro, portfolio manager of the Real Estate Securities Fund, joined Seneca as a portfolio manager in 1995. In 1992, Mr. Shapiro became and still remains a principal of Asset Holdings Group. From 1982 to 1992, he was a Managing Director of The Adco Group, a real estate development and finance company.

                      Purchase and Redemption of Shares


GE Investments Funds, Inc. (the "Company") currently offers each class of its capital stock to separate accounts (the "Accounts") of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued by such life insurers through the Accounts. Certain of these life insurance companies may be affiliates of the Company or GE Investment Management. The Company does not offer its stock directly to the general public. All but one of the Accounts is currently registered as an investment company with the Securities and Exchange Commission ("SEC") and a separate prospectus describing the particular Account and variable contract being offered through that Account will accompany this prospectus when shares of the Company are offered as a funding vehicle for such variable contracts. The remaining Account is not registered as an investment Company but a separate disclosure document (rather than a prospectus) describing that Account and the variable contracts being offered through that Account will accompany this prospectus when shares of the Company are offered as a funding vehicle for such variable contracts. The Company may, in the future, offer any class of its capital stock directly to qualified pension and retirement plans.



Shares of the Funds are sold in a continuous offering to the Accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each such subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts purchase and redeem shares of the Funds for their subaccounts at a net asset value without sales or redemption charges.



For each day on which a Fund's net asset value is calculated, the Accounts transmit to the Funds any orders to purchase or redeem shares of the Funds based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement plans may in the future transmit to the Funds any orders to purchase or redeem shares of the Fund(s) based on the instructions of plan trustees or participants. The Account purchases and redeems shares of each Fund at the Fund's net asset value per share calculated as of the day the Funds receive the order, although such purchases and redemptions may be executed the next morning. Money received by GE Investment Management from the Accounts for the purchase of shares of the International Equity Fund or Global Income Fund may not be invested by the Funds until the day following the execution of such purchases. Payment for shares redeemed will be made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.


A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension and retirement plan that might invest in the Funds. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Company does not currently foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the board of directors of the Company will monitor the Funds for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, the life insurers investing in the

Company will, to the extent reasonable practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the Accounts might be required to withdraw its investment in one or more Funds or it may substitute shares of one Fund for another. This might force a Fund to sell its portfolio securities at a disadvantageous price.

--------------------------------------------------------------------------------
Contract Owner Voting Rights


With regard to Fund matters for which the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote, life insurance companies sponsoring an Account holding shares of a Fund vote such shares in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of Funds differ (such as approval of an investment advisory agreement or a change in a Fund's fundamental investment policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by an Account for which no instructions are received are voted by their insurance company sponsors for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.


--------------------------------------------------------------------------------
Plan Participant Voting Rights


With regard to matters for which the 1940 Act requires a shareholder vote, trustees of qualified pension and retirement plans are expected to vote Fund shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans.

                  Dividend Distributions and Tax Information


Dividend and Capital Gains Distribution

Each Fund intends to distribute substantially all of its net investment income annually. Each Fund also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by a Fund are reinvested in shares of that Fund at that Fund's net asset value.

Taxes

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code as amended ("Code"). By so qualifying, a Fund is not subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the Accounts or to qualified pension and retirement plans.


Since the Accounts are the only shareholders of the Funds, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

                           Calculating Share Value


Fund Shares are sold at net asset value ("NAV"). The NAV of each Fund is calculated at the close of regular trading on the New York Stock Exchange
(NYSE), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per share for Funds (other than the Money Market Fund) is determined by adding the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Fund's outstanding shares.



A Fund's portfolio securities are valued most often on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services. Municipal bond valuations are based on prices supplied by a qualified municipal pricing service. The prices are composed of the mean average of the bid and ask prices on the secondary market. All portfolio securities of the Money Market Fund and any short-term securities held by any other Fund with remaining maturities of sixty days or less are valued at the last sales price of the day. If no sales occurred, the options are valued at the last traded bid price. A Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares.



If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by a Fund's Board of Trustees that they believe accurately reflects "fair value."

Financial Highlights

The financial highlights tables that follow are intended to help you understand a Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available on request.

US Equity Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                    12/31/98     12/31/97(c) 12/31/96  12/31/95(h)
---------------------------------------------------------------------------------------------------------------------------
Inception date                                                            --           --          --    1/3/95
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $27.88       $21.11      $19.27    $15.00
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                0.28         0.24        0.34      0.46
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized Gains (Losses) on Investments            6.23         6.54        3.90      4.87
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Investment Operations                          6.51         6.78        4.24      5.33
---------------------------------------------------------------------------------------------------------------------------
Less Distributions from
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                0.28         0.00        0.35      0.47
---------------------------------------------------------------------------------------------------------------------------
   Net realized Gains                                                   0.61         0.01        2.05      0.59
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     0.89         0.01        2.40      1.06
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $33.50       $27.88      $21.11    $19.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                       23.41%       32.13%      21.72%    35.58%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Period (in thousands)                           $31,160     $23,917     $18,027     $9,071
---------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income*                                             0.95%        0.94%       1.80%     2.10%
---------------------------------------------------------------------------------------------------------------------------
     Net Expenses*                                                      0.69%        0.80%       0.80%     0.80%
---------------------------------------------------------------------------------------------------------------------------
     Gross Expenses*                                                    0.69%        0.86%       0.88%     1.03%
---------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate                                                41%          33%         35%       71%
---------------------------------------------------------------------------------------------------------------------------


S&P 500
Index Fund

---------------------------------------------------------------------------------------------------------------------------
                                                   12/31/98     12/31/97(b,c)  12/30/96   12/31/95      12/31/94
---------------------------------------------------------------------------------------------------------------------------
Inception date                                           --           --             --         --       4/15/85
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $19.23       $15.14         $20.99     $15.72        $15.99
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                               0.21         0.23           0.78       0.27          0.22
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized Gains (Losses)
     on Investments                                    5.20         4.36           4.36       5.41         (0.23)
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Investment Operations         5.41         4.59           5.14       5.68         (0.01)
---------------------------------------------------------------------------------------------------------------------------
Less Distributions from
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                               0.21         0.23           0.77       0.27          0.22
---------------------------------------------------------------------------------------------------------------------------
   Net realized Gains                                  0.72         0.27          10.22       0.14          0.04
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    0.93         0.50          10.99       0.41          0.26
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $23.71       $19.23         $15.14     $20.99        $15.72
---------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                      28.24%       30.33%         24.51%     36.14%       (0.06%)
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Period (in thousands)        $326,961     $164,294        $35,522    $66,017       $23,930
---------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income*                            1.20%        1.70%          1.91%      1.98%         2.22%
---------------------------------------------------------------------------------------------------------------------------
     Net Expenses*                                     0.45%        0.46%          0.48%      0.66%         0.75%
---------------------------------------------------------------------------------------------------------------------------
     Gross Expenses*                                   0.45%        0.46%          0.48%      0.66%         1.10%
---------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate                               13%           6%            63%        15%            4%
---------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights

                              Financial Highlights

Premier Growth
Equity Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                     12/31/98    12/31/97(d)
---------------------------------------------------------------------------------------------------------------------------
Inception date                                                            --     12/12/97
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $51.48      $49.79
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                 0.25        0.03
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized Gains on Investments                     18.43        1.69
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Investment Operations                          18.68        1.72
---------------------------------------------------------------------------------------------------------------------------
Less Distributions from
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                 0.24        0.03
---------------------------------------------------------------------------------------------------------------------------
   Net realized gains                                                    2.70        0.00
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      2.94        0.03
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $67.22      $51.48
---------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                        36.53%       3.46%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Period (in thousands)                           $19,879     $16,237
---------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income*                                              0.41%       1.04%
---------------------------------------------------------------------------------------------------------------------------
     Expenses*                                                           0.82%       0.69%
---------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate                                                 34%          3%
---------------------------------------------------------------------------------------------------------------------------

Value Equity Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                     12/31/98    12/31/97(g)
---------------------------------------------------------------------------------------------------------------------------
Inception date                                                             --      5/1/97
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $13.11      $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                 0.07        0.02
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized Gains (Losses) on Investments             0.79        3.23
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Investment Operations                           0.86        3.25
---------------------------------------------------------------------------------------------------------------------------
Less Distributions from
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                 0.07        0.02
---------------------------------------------------------------------------------------------------------------------------
   Net realized Gains                                                    0.33        0.12
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      0.40        0.14
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $13.57      $13.11
---------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                         6.69%      32.56%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Period (in thousands)                           $53,643     $30,856
---------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income*                                              0.59%       0.38%
---------------------------------------------------------------------------------------------------------------------------
     Expenses*                                                           0.75%       0.69%
---------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate                                                 14%         18%
---------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights

International Equity Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                     12/31/98    12/31/97(c)  12/30/96  12/31/95(f)
---------------------------------------------------------------------------------------------------------------------------
Inception date                                                             --          --           --    5/1/95
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.68      $10.83       $10.47    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                 0.08        0.02         0.03      0.20
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized Gains on Investments                      1.77        1.10         1.01      0.47
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Investment Operations                           1.85        1.12         1.04      0.67
---------------------------------------------------------------------------------------------------------------------------
Less Distributions from
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                 0.07        0.08         0.03      0.20
---------------------------------------------------------------------------------------------------------------------------
   Net realized Gains                                                    0.57        1.19         0.65      0.00
---------------------------------------------------------------------------------------------------------------------------
Total Distributions:                                                     0.64        1.27         0.68      0.20
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $11.89      $10.68       $10.83    $10.47
---------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                        17.45%      10.17%        9.91%     6.70%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Period (in thousands)                           $36,952     $31,931      $17,644   $15,348
---------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income*                                              0.65%       0.47%        0.23%     0.44%
---------------------------------------------------------------------------------------------------------------------------
     Net Expenses*                                                       1.15%       1.34%        1.50%     1.54%
---------------------------------------------------------------------------------------------------------------------------
     Gross Expenses*                                                     1.15%       1.43%        1.56%     2.17%
---------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate                                                 60%        166%         150%       58%
---------------------------------------------------------------------------------------------------------------------------

Income Fund

--------------------------------------------------------------------------------------------------------------------------
                                                                      12/31/98   12/31/97(c)  12/31/96  12/31/95(h)
--------------------------------------------------------------------------------------------------------------------------
Inception date                                                             --          --           --    1/3/95
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $12.11      $11.84      $12.53     $12.00
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                 0.62        0.76         0.76      0.82
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized Gains (Losses) on Investments             0.34        0.27        (0.43)     1.13
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) from Investment Operations                           0.96        1.03         0.33      1.95
---------------------------------------------------------------------------------------------------------------------------
Less Distributions from
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                 0.62        0.76         0.76      0.84
---------------------------------------------------------------------------------------------------------------------------
   Net realized Gains                                                    0.11        0.00         0.26      0.58
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      0.73        0.76         1.02      1.42
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $12.34      $12.11       $11.84    $12.53
---------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                         7.95%       9.00%        2.92%    16.83%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Period (in thousands)                           $59,077     $45,555       $5,388    $3,271
---------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income*                                              5.54%       5.11%        6.37%     6.52%
---------------------------------------------------------------------------------------------------------------------------
     Net Expenses*                                                       0.64%       0.59%        0.75%     0.75%
---------------------------------------------------------------------------------------------------------------------------
     Gross Expenses*                                                     0.64%       0.77%        1.03%     1.15%
---------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate                                                217%        356%         222%      253%
---------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights

                              Financial Highlights


Global Income Fund

--------------------------------------------------------------------------------------------------------------------------
                                                                     12/31/98    12/31/97(c,g)
--------------------------------------------------------------------------------------------------------------------------
Inception date                                                             --      5/1/97
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $9.85      $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                 0.44        0.35
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized Gains (Losses) on Investments             0.87       (0.01)
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Investment Operations                           1.31        0.34
---------------------------------------------------------------------------------------------------------------------------
Less Distributions from
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                 0.61        0.45
---------------------------------------------------------------------------------------------------------------------------
   Net realized Gains                                                    0.02        0.04
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      0.63        0.49
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.53       $9.85
---------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                        13.33%       3.41%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Period (in thousands)                            $9,739      $5,851
--------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income*                                              4.73%       5.54%
--------------------------------------------------------------------------------------------------------------------------
     Net Expenses*                                                       0.82%       0.84%
--------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate                                                 64%        119%
---------------------------------------------------------------------------------------------------------------------------

Money Market Fund

---------------------------------------------------------------------------------------------------------------------------
                                                   12/31/98     12/31/97(c,e)  12/30/96     12/31/95    12/31/94
---------------------------------------------------------------------------------------------------------------------------
Inception date                                           --           --             --           --      7/1/85
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $1.00        $1.00          $1.00        $0.98       $0.97
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                               0.05         0.05           0.05         0.06        0.03
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized Gains (Losses)
     on Investments                                    0.00         0.00           0.00         0.00        0.01
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Investment Operations         0.05         0.05           0.05         0.06        0.04
---------------------------------------------------------------------------------------------------------------------------
Less Distributions from:
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                               0.05         0.05           0.05         0.04        0.03
---------------------------------------------------------------------------------------------------------------------------
   Net realized Gains                                  0.00         0.00           0.00         0.00        0.00
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    0.05         0.05           0.05         0.04        0.03
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $1.00        $1.00          $1.00        $1.00       $0.98
---------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                       5.26%        5.41%          5.41%        5.90%       3.77%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Period (in thousands)        $239,547     $144,815       $113,263      $63,083     $33,529
---------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income*                            5.14%        5.17%          5.29%        5.74%       4.04%
---------------------------------------------------------------------------------------------------------------------------
     Net Expenses*                                     0.37%        0.32%          0.15%        0.23%       0.42%
---------------------------------------------------------------------------------------------------------------------------
     Gross Expenses*                                   0.59%        0.48%          0.55%        0.63%       0.70%
---------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights

Total Return Fund

---------------------------------------------------------------------------------------------------------------------------
                                                   12/31/98     12/31/97(c)    12/30/96     12/31/95    12/31/94
---------------------------------------------------------------------------------------------------------------------------
Inception date                                           --           --             --           --      7/1/85
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $13.21       $12.73         $15.93       $13.40      $13.59
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                               0.34         0.34           1.02         0.41        0.35
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized Gains
     (Losses) on Investments                           1.90         1.95           0.67         3.34       (0.01)
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) from Investment Operations         2.24         2.29           1.69         3.75        0.34
---------------------------------------------------------------------------------------------------------------------------
Less Distributions from
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                               0.34         0.34           1.02         0.42        0.35
---------------------------------------------------------------------------------------------------------------------------
   Net realized Gains                                  0.45         1.47           3.87         0.80        0.18
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    0.79         1.81           4.89         1.22        0.53
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $14.66       $13.21         $12.73       $15.93      $13.40
---------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                      17.10%       17.99%         10.60%       28.07%       2.54%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Period (in thousands)         $72,632      $50,007        $27,814      $70,507     $34,708
---------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income*                            2.69%        2.56%          2.73%        3.42%       4.00%
---------------------------------------------------------------------------------------------------------------------------
     Net Expenses*                                     0.63%        0.65%          0.60%        0.65%       0.77%
---------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate                              124%         135%           144%         106%         67%
---------------------------------------------------------------------------------------------------------------------------

Real Estate Securities Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                     12/31/98    12/31/97(c) 12/30/96   12/31/95(f)
---------------------------------------------------------------------------------------------------------------------------
Inception date                                                             --          --          --     5/1/95
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $15.28      $14.11      $11.05     $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                 0.73        0.74        0.64       0.46
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized Gains
          (Losses) on Investments                                       (3.46)       2.01        3.36       1.23
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Investment Operations                          (2.73)       2.75        4.00       1.69
---------------------------------------------------------------------------------------------------------------------------
Less Distributions from
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                 0.50        0.53        0.65       0.46
---------------------------------------------------------------------------------------------------------------------------
   Net realized Gains                                                    0.46        1.05        0.29       0.18
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      0.96        1.58        0.94       0.64
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $11.59      $15.28      $14.11     $11.05
---------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                       (17.68%)     19.49%      36.24%     17.00%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Period (in thousands)                           $47,756     $48,887     $24,533    $13,429
---------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income*                                              5.43%       4.83%       5.90%      6.85%
---------------------------------------------------------------------------------------------------------------------------
     Net Expenses*                                                       0.99%       0.95%       1.07%      1.31%
---------------------------------------------------------------------------------------------------------------------------
     Gross Expenses*                                                     0.99%       0.95%       1.07%      1.61%
---------------------------------------------------------------------------------------------------------------------------
         Portfolio Turnover Rate                                           29%         58%         30%        54%
---------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights

                              Financial Highlights


Notes to Financial Highlights


(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.



(b) As of April 30, 1997, the fund's name was changed to S&P 500 Index Fund from Common Stock Index Portfolio.



(c) GEIM assumed management responsibilities for the Funds effective May 1, 1997. See Note 3 in the Notes to Financial Statements for further information.



(d) Information is for the period December 12, 1997, commencement of investment operations, through December 31, 1997.



(e) Effective May 5, 1997, the Fund began maintaining a constant net asset value per share of $1.00. Per share information prior to January 1, 1997 have been restated to reflect the 10.41 to 1 stock split.



(f) Information is for the period May 1, 1995, commencement of investment operations, through December 31, 1995.



(g) Information is for the period May 1, 1997, commencement of investment operations, through December 31, 1997.



(h) Information is for the period January 3, 1995, commencement of investment operations, through December 31, 1995.



*    Annualized for periods less than one year.

                     [This page intentionally left blank]

Investment Adviser                         Transfer Agent and Custodian


GE Investment Management Incorporated      State Street Bank and Trust Company
P.O. Box 7900                              225 Franklin Street
3003 Summer Street                         Boston, MA 02101
Stamford, CT 06904


Distributor

E Investment Distributors, Inc.
777 Long Ridge Road, Building B
Stamford, CT 06927


This Prospectus must be read along with the current prospectus for the variable annuity contract or variable life insurance policy being applied for.


If you wish to know more

You will find additional information about the GE Investments Funds in the following documents:

Annual/Semi-Annual Reports to Shareholders: These reports detail the Funds' actual investments as of the report date. Reports usually include performance numbers, a discussion of market conditions and investment strategies that affected Fund performance during the Funds' last fiscal year.

Statement of Additional Information (SAI): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference (legally considered part of the prospectus). The SAI is on file with the Securities and Exchange Commission (SEC).

You may visit the SEC's Internet Website (http://www.sec.gov) to view the SAI and other information. Also, you can obtain copies of this information by sending your request and duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You may review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at 1-800-SEC-0330.

You may obtain a free copy of the SAI or the Funds' annual/semiannual report and make shareholder inquiries by contacting:


GE Investment Distributors, Inc.
P.O. Box 7900
3003 Summer Street
Stamford, CT 06904


or

Capital Brokerage Corporation
6630 West Broad Street
Richmond, VA 23230


Telephone 1-800-493-3042



Investment Company Act file number: 811-04041


--------------------------------------------------------------------------------
GEI-PRO-1

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1999

GE INVESTMENTS FUNDS, INC.


3003 Summer Street, Stamford, Connecticut 06905
For information, call (800) 493-3042


*        S&P 500 Index Fund
*        Money Market Fund
*        Total Return Fund
*        International Equity Fund
*        Real Estate Securities Fund

*        Global Income Fund
*        Value Equity Fund
*        Income Fund
*        U.S. Equity Fund
*        Premier Growth Equity Fund

         This Statement of Additional Information ("SAI") supplements the information contained in the current Prospectus of GE Investments Funds, Inc. (the "Company") dated May 1, 1999 (the "Prospectus"), and should be read in conjunction with the Prospectus. This SAI, although not a prospectus, is incorporated herein in its entirety by reference into the Prospectus. Copies of the Prospectus describing each series of the Company listed above ("Funds") may be obtained without charge by calling the Company at the telephone number listed above.


         The Company's financial statements for the fiscal period ended December 31, 1998, and the Auditor's Report thereon, are incorporated herein by reference to the Company's Annual Report, which may be obtained without charge by calling the Company at the telephone number listed above. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

Table of Contents

GENERAL INFORMATION.....................................................  -1-

INVESTMENT OBJECTIVES AND POLICIES......................................  -2-

INVESTMENT STRATEGIES AND RISKS......................................... -17-

INVESTMENT RESTRICTIONS................................................. -54-

MANAGEMENT OF THE FUND.................................................. -59-

COMPENSATION TABLE...................................................... -63-

NET ASSET VALUE......................................................... -73-


DIVIDENDS, DISTRIBUTIONS AND TAXES...................................... -75-


THE FUNDS' PERFORMANCE.................................................. -77-


FINANCIAL STATEMENTS.................................................... -83-

                               GENERAL INFORMATION

         GE Investments Funds, Inc. (the "Company") is an open-end management investment company incorporated under the laws of the Commonwealth of Virginia on May 14, 1984. The Company consists of ten separate investment portfolios (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. The Company issues a separate class of capital stock for each Fund representing fractional undivided interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro-rata in any losses of that Fund.

         Pursuant to investment advisory agreements and subject to the authority of the Company's board of directors, GE Investment Management Incorporated ("GEIM") serves as the Company's investment adviser and administrator and conducts the business and affairs of the Company. GEIM has engaged State Street Global Advisors ("SSGA") as the investment sub- adviser to provide day-to-day portfolio management to the S&P 500 Index Fund; has engaged Seneca Capital Management, L.L.C. ("Seneca") as the investment sub-adviser to provide day-to-day portfolio management to the Real Estate Securities Fund; has engaged NWQ Investment Management Company ("NWQ") as the investment sub-adviser to provide day-to-day portfolio management to the Value Equity Fund; and has engaged GE Investments (US) Limited ("GEIUS") to provide day-to-day portfolio management to the Global Income Fund. (As used herein, "Adviser" shall refer to GEIM and, where applicable, either SSGA, Seneca, NWQ or GEIUS in their respective roles.)

         The Company currently offers each class of its capital stock to separate accounts (the "Accounts") of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued by such life insurers through the Accounts. Certain of these life insurance companies may be affiliates of the Company or GEIM. The Company does not offer its stock directly to the general public. As of the date of this SAI, all but one of the Accounts is registered as an investment company with the Securities and Exchange Commission ("SEC") and a separate prospectus describing the particular Account and variable contract being offered through that Account will accompany this prospectus when shares of the Company are offered as a funding vehicle for such variable contracts. The remaining Account is not registered as an investment company but a separate dis closure document (rather than a prospectus) describing that Account and the variable contracts being offered through that Account will accompany this prospectus when shares of the Company are offered as a funding vehicle for such variable contracts. The Company may, in the future, offer any class of its capital stock directly to qualified pension and retirement plans.

Prior History

         On May 1, 1993, pursuant to shareholder approval obtained on April 20, 1993, the name and the investment objectives, policies and fundamental restrictions of the S&P 500 Index Fund (prior to that time, the Common Stock Portfolio) was changed. The investment objective of the

Common Stock Portfolio was intermediate and long-term growth of capital, with reasonable income a consideration. The Common Stock Portfolio sought to achieve this objective by investing principally in common stocks and securities convertible into or with rights to purchase common stocks. From May 1, 1993 until April 30, 1997, the S&P 500 Index Fund was called the Common Stock Index Portfolio. On May 1, 1997, it changed its name (but not its investment objectives) to the S&P 500 Index Fund.

Portfolio Turnover Rate Calculation

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). For example, a portfolio turnover rate of 100% would mean that all of a Fund's securities (except those excluded from the calculation) were replaced once in a period of one year. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund's shares and by requirements, the satisfaction of which enable the Company to receive certain favorable tax treatment. Because the rate of portfolio turnover is not a limiting factor, however, particular holdings may be sold at any time, if investment judgment or Fund operations make a sale advisable. As a result, the annual portfolio turnover rates in future years may exceed the percentages shown above. Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

         Each Fund has one or more investment objectives and related investment policies and uses various investment practices to pursue these objectives and policies. There can be no assurance that any of the Funds will achieve its investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the Adviser to make changes in the composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds.

         The different types of securities, investments, and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rises and falls inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in either foreign investments or real estate securities.

         Certain types of investments and investment practices common to one or more Funds are described in greater detail, including the risks of each, under "Investment Strategies and Risks." The Funds are also subject to certain investment restrictions that are described herein and under the caption "Investment Restrictions."

         Where the description of a Fund indicates that it invests primarily in certain types of securities, this means that under normal circumstances it invests at least 65% of its total assets in such securities. Notwithstanding this, each of the Funds other than the S&P 500 Index Fund may, for temporary defensive purposes, invest 100% of its total assets in money market instruments of the type described under the caption "Investment Practices - Money Market Instruments" (hereinafter, "general money market instruments"). Where debt security ratings are discussed herein, each rating category includes unrated securities that a Fund's Adviser determines is comparable to securities rated in that category. See "Debt Securities" in this SAI.

         The investment objective or objectives of each Fund are fundamental and may not be changed without the approval of a majority of the outstanding voting shares of capital stock of the class related to that Fund. A majority means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting of shareholders if more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. Certain investment restrictions also are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions as well as the investment policies of each Fund are not fundamental and may be changed by the Company's board of directors without shareholder approval.

S&P 500 Index Fund

         The S&P 500 Index Fund has the investment objective of providing capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") through investment in common stocks comprising that Index. See "General Information" in the SAI for details. Standard & Poor's ("Standard & Poor's" or "S&P"(1) chooses the 500 common stocks comprising the S&P 500 Index


----------

         (1) Standard & Poor's (Registered) and S&P (Registered) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's ("S&P'), and S&P makes no representation or warranty, express or implied, to the investors in this Fund or any member of the public regarding the advisability of investing in securities generally or in this Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no on the basis of market values, industry diversification and other factors. Most of the common stocks in the S&P 500 Index are issued by 500 of the largest companies, in terms of the aggregate market value of their outstanding stock, and such companies are generally listed on the New York Stock Exchange. Additional common stocks that are not among the 500 largest market value stocks are included in the S&P 500 Index for diversification purposes. S&P may, from time to time, add common stocks to, or delete common stocks from, the S&P 500 Index.

         The S&P 500 Index Fund attempts to achieve its objective by replicating the total return of the S&P 500 Index. To the extent that it can do so consistent with the pursuit of its investment objective, it attempts to keep transaction costs low and minimize portfolio turnover. To achieve its investment objective, the S&P 500 Index Fund purchases equity securities that reflect, as a group, the total investment return of the S&P 500 Index. Like the S&P 500 Index, the S&P 500 Index Fund will hold both dividend paying and non-dividend paying common stocks comprising the S&P 500 Index.

         Active portfolio management strategies are not used in making investment decisions for the S&P 500 Index Fund. Rather, the Adviser utilizes a passive investment management approach. From time to time the Adviser also may supplement this passive approach by using statistical selection techniques to determine which securities to purchase or sell for the Fund in order to replicate the investment return of the S&P 500 Index over a period of time.


----------

obligation to take the needs of the Fund or the investors in the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices or composition of the S&P 500 Index Fund or the timing of the issuance or sale of the shares of that Fund. S&P has no obligation or liability in connection with the administration. marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OR BY INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

         The S&P 500 Index Fund may choose not to invest in all the securities that comprise the S&P 500 Index, and its holdings may differ by industry segment from the S&P 500 Index. The Fund may compensate for the omission from its portfolio of stocks that are included in the S&P 500 Index, or for purchasing securities included in the Index in proportions that are different from their weightings in the Index, by purchasing securities that may or may not be included in the S&P 500 Index but which have characteristics similar to the omitted securities (such as stocks from the same or similar industry groups having similar market capitalizations and other investment characteristics). In addition, from time to time, adjustments may be made in the S&P 500 Index Fund's holdings due to changes in the composition or weighting of issues comprising the S&P 500 Index.

         The S&P 500 Index Fund will attempt to achieve a correlation between its total return and that of the S&P 50.0 Index of at least 0.95, without taking expenses into account A correlation of 1.00 would indicate perfect correlation, which would be achieved when the S&P 500 Index Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Adviser monitors the S&P 500 Index Fund's correlation to the S&P 500 Index and attempts to minimize any "tracking error" (i.e., the statistical measure of the difference between the investment results of the S&P 500 Index Fund and that of the S&P 500 Index). However, brokerage and other transaction costs, as well as other Fund expenses, in addition to potential tracking error, will tend to cause the S&P 500 Index Fund's return to be lower than the return of the S&P 500 Index. There can be no assurance as to how closely the S&P 500 Index Fund's performance will correspond to the performance of the S&P 500 Index.

         The S&P 500 Index Fund will not invest more than 35% of its total assets in stocks and other securities not included in the S&P 500 Index. In this regard, the S&P 500 Index Fund may temporarily invest cash balances, pending withdrawals or investments, in general money market instruments. Nevertheless, the S&P 500 Index Fund will not adopt a temporary defensive investment posture in times of generally declining stock prices, and, therefore, investors will bear the risk of such general stock market declines.

         The S&P 500 Index Fund may write covered call and put options on individual securities and stock indices and may purchase call and put options on such securities and stock indices. In addition, the S&P 500 Index Fund may purchase and sell stock index futures contracts and may write covered call and put options and purchase call and put options on stock index futures contracts. The Fund only mates such investments in connection with indices that correlate with its investments. Consistent with its investment objective, the S&P 500 Index Fund will primarily use call and put options and futures contracts, as described above, to rapidly invest cash balances and to hedge exposure to the S&P 500 Index in anticipation of investing cash balances or expected cash flow into the Fund in appropriate common stocks or in anticipation of liquidating appropriate common stocks to meet expected redemption requests. See "Writing Covered Call and Put Options and Purchasing Call and Put Options" and "Financial Futures Contracts and Options Thereon" in this SAI for more information about these practices and their risks.

Money Market Fund

         The Money Market Fund has the investment objective of providing the highest level of current income as is consistent with high liquidity and safety of principal by investing in various ways of good quality money market securities. Such securities include:

1. Debt obligations issued by or guaranteed as to interest and principal by the government of the United States or any agency or instrumentality thereof ("U.S. Government securities") (and related custody receipts).

2. Debt obligations of: (a) U.S. banks (including their foreign branches), savings and loan institutions, mortgage banking institutions and insurance companies and (b) foreign banks and U.S. branches (and other foreign branches) of foreign banks.

3. Repurchase agreements with banks or government securities dealers, provided that:

     (a) at the time the repurchase agreement is entered into, and throughout the duration of the repurchase agreement, the collateral has a market value at least equal to the value of the repurchase agreement; and

     (b) the collateral consists of U.S. Government securities or instruments rated in the highest rating category by the requisite nationally recognized statistical rating organizations ("NRSROs") (as defined below).

4. Commercial paper and other notes, including those with floating or variable rates of interest.

5. Other short-term debt obligations issued or guaranteed by U.S. or foreign corporations, state and municipal governments or other issuers.

6. Debt obligations issued or guaranteed by one or more foreign governments or supranational entities, including any of their political subdivisions, agencies or instrumentalities.

The Money Market Fund only invests in instruments denominated in U.S. dollars that the Adviser, under the supervision of the board of directors of the Fund, determines present minimal credit risks and are, at the time of acquisition:

1. rated in the two highest rating categories by at least two NRSROs (as defined under Rule 2a-7, under the Investment Company Act of 1940 (the " 1940 Act")), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument ("requisite NRSROs"); or

2. in the case of an unrated instrument, determined by the Adviser under the supervision of the board of directors to be of comparable quality to the above; or

3. issued by an issuer that has received a rating of the type described in 1 above on other securities that are comparable in priority and security to the instrument.

The Money Market Fund maintains 95% of its total assets in securities that are rated in the highest category by the requisite NRSROs or unrated securities of comparable investment quality. Of securities not rated in the highest category (or not of comparable quality), the Fund does not invest more than the greater of 1% of its total assets or $1 million in the securities of any single issuer. The Fund does not invest more than 5% of its total assets (taken at amortized cost at the time of each investment) in securities of any single issuer.

         The Money Market Fund invests only in instruments that have (or are considered under Rule 2a-7 to have) remaining maturities of 13 months or less The average maturity of the Fund s portfolio securities based on their dollar value does not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average fund maturity in excess of 90 days, the Fund invests its available cash in such a manner as to reduce its dollar-weighted average fund maturity to 90 days or less as soon as reasonably practicable. The Fund attempts to maintain a constant net asset value per share of $1.

         The Money Market Fund also may lend portfolio securities and purchase securities on a when-issued or delayed-delivery basis.

Total Return Fund

         The Total Return Fund has the investment objective of providing the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. It attempts to achieve this objective by investing in common stocks, bonds and money market instruments, the proportion of each being continuously determined by the Adviser. The Fund invests in common stocks and other equity securities including preferred stock, securities convertible or exchangeable into common stock, rights and warrants, foreign equity securities and securities of real estate investment trusts ("REITs"). The Fund also invests in general money market instruments, U.S. Government securities, marketable domestic and foreign corporate debt obligations, debt obligations of foreign governments and their agencies and instrumentalities, floating rate and variable rate instruments, zero coupon bonds, custody receipts, mortgage-backed and asset-backed securities (including mortgage dollar rolls), municipal obligations, forward foreign currency exchange contracts, currency and interest rate swaps, and structured or indexed securities. See "Investment Strategies and Risks" in this SAI for more information about these practices and their risks.

         At least 60% of the value of any bonds held by this Fund will be rated within the four highest grades by an NRSRO such as Standard and Poor's or Moody's. The balance of the value of any bonds held by this Fund may be rated below those four highest grades. If lower-rated bonds are held in the Fund in significant amounts, they will increase financial risk and income volatility. At the current time, the Fund has a non-fundamental investment restriction limiting the Fund's investment in these lower-rated debt securities to no more than 30% of the Fund's total assets measured at the time of purchase. Lower-rated debt securities and their attendant risks are described in "Investment Strategies and Risks" in this SAI.

         There are no percentage limitations on the types of securities in which the Total Return Fund may invest. From time to time, the Fund may invest entirely in equity securities, entirely in debt securities, entirely in money market instruments, or in any combination of these types of securities. Consequently, the Total Return Fund is subject to varying levels of market and financial risk and current income volatility, and may at times be subject to very high levels of market and financial risk and current income volatility. The portfolio turnover rate for this Fund is generally higher than for other funds due to the frequent fund transactions aimed at maximizing total return. This higher portfolio turnover rate generates higher brokerage expenses; however, the gain in total return will often more than offset the brokerage expense. It is not anticipated that higher portfolio turnover will have any adverse tax consequences.

         The Total Return Fund also may lend securities and invest in repurchase agreements, "when-issued" securities, securities issued on a delayed-delivery basis, options on securities and currencies, options on securities indices, financial futures contracts and options thereon, and illiquid investments. See "Investment Strategies and Risks" in this SAI.

International Equity Fund

         The International Equity Fund has the investment objective of providing long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in foreign equity and equity-related securities which the Adviser believes have long-term potential for capital growth.

         The International Equity Fund is intended for investors who can accept the risks involved in investments in equity and equity-related securities of foreign issuers, including securities denominated in foreign currencies. See "Foreign Investments and Currency."

         The Fund invests in foreign securities of issuers located in at least 3 different countries other than the United States. The determination of where an issuer is located is made by reference to the country in which it (1) is organized, (2) derives at least 50% of its revenues or profits from goods produced or sold, investments m or services performed, (3) has at least 50% of its assets situated, or (4) has the principal trading market for its securities (hereinafter, the "Country Identification Test"). Under certain economic and business conditions the Fund may invest up to 35% of its total assets in the securities of issuers located (or, in the case of the securities, traded) in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

         The equity and equity-related securities in which the International Equity Fund invests are common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock. The Fund also may invest in securities of foreign issuers in the form of sponsored and unsponsored American depository receipts ("ADRs"), European depository receipts ("EDRs") (sometimes called continental depository receipts), and glow depository receipts ("GDRs") (collectively "depository receipts"). See "Foreign Investments and Currency."

         The International Equity Fund also may, under normal market conditions, invest up to 35% of its total assets in debt securities of corporate or government issuers and may on occasion, for temporary purposes to preserve capital, hold part or all of its assets in foreign currency or in non-dollar short-term debt securities and/or in domestic equity or debt securities. The Fund does not invest more than 5% of its total assets in debt securities rated lower than the four highest grades by an NRSRO.

         The International Equity Fund may invest in the securities of issuers located in countries with emerging economies or securities markets. Investment in such countries involves certain risks that are not present in investments in more developed countries. See "Foreign Investments and Currency." The International Equity Fund may make investments or engage in investment practices that involve special risks. These include: convertible securities, "when-issued" securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, REITs, lending portfolio securities and borrowing money for investment purposes. These investment practices and attendant risks are described in "Investment Strategies and Risks" in this SAI.

         The International Equity Fund may employ certain currency management techniques to hedge against currency exchange rate fluctuations and to seek to increase total return. When used to attempt to increase total return, these management techniques are speculative. Such currency management techniques involve risks different from those associated with investing in dollar-denominated securities of U.S. issuers. These techniques include transactions in currency options, currency futures contracts, options on currency futures contracts, forward foreign currency exchange contracts and currency swaps. To the extent that the Fund is fully invested in foreign securities while also maintaining foreign currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Foreign Investments and Currency."

Real Estate Securities Fund

         The Real Estate Securities Fund has the investment objective of providing maximum total return through current income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets. The Fund does not invest directly in real estate.

         The Real Estate Securities Fund is intended for investors who can accept the risks, described below, entailed by indirect investments in real estate.

         An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50% of its assets (marked-to-market), gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools) real estate brokers and developers, companies that manage real estate, and companies that own substantial amounts of real estate. Issuers in businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

         The Real Estate Securities Fund generally invests in common stocks but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers principally engaged in or related to the real estate industry as well as publicly traded limited partnerships related to the real estate industry. In addition to these securities, the Fund may invest up to 35% of its total assets in equity and debt securities of issuers outside the real estate industry, including all securities and other investments that the Total Return Fund may invest in, such as debt securities and convertible preferred stock and convertible debt securities rated less than BBB by Standard and poor's or Baa by Moody's. If held in the Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility Lower-rated debt securities and their attendant risks are described in "Investment Strategies and Risks" in this SAI.

         The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks. These include: convertible securities, "when-issued" securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities. These investment practices and attendant risks are described in "Investment Strategies and Risks" in this SAI.

         There are significant risks inherent in the investment objective and policies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of issuers that own, construct, manage, or sell residential, commercial, or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates and costs resulting from clean-up of environmental problems or liability to third parties for damages arising from environmental problems. Likewise, because of its objective of investing in the securities of issuers whose products and services are related to the real estate industry, it is subject to the risk that the value of such securities will be adversely affected by one or more of the foregoing risks.

         Because the Fund may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status as a regulated investment company. See "Taxes."

         In addition to the risks discussed above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in dat a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time. See "Investment Strategies and Risks" in this SAI for more information about REITs.

Global Income Fund

         The Global Income Fund has the investment objectives of high total return, emphasizing current income and, to a lesser extent, capital appreciation. The Fund seeks to achieve these objectives by investing primarily in foreign and domestic income-bearing debt securities and other foreign and domestic income-bearing instruments. Such investments may be denominated or quoted in foreign currencies or U.S. dollars. The Global Income Fund invests in the foreign securities of issuers located in no fewer than three different countries as determined using the Country Identification Test.

         The Global Income Fund may invest in: (1) U.S. Government securities,
(2) debt securities issued or guaranteed by a domestic or foreign issuer, (3) convertible bonds and non-convertible preferred stock of domestic or foreign corporate issuers, (4) certificates of deposit, bankers' acceptances or time deposits of U.S. or foreign banks (including domestic or foreign branches thereof) having total assets of more than $1 billion, and (5) general money market instruments. Debt securities may include floating rate and variable rate instruments, zero coupon obligations, mortgage backed and asset-backed securities (including mortgage dollar rolls), custody receipts, and structured or indexed securities. See "Investment Strategies and Risks" in this SAI for more information about these practices and their risks. The Global Income Fund may invest up to 35% of its total assets in equity securities including common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or rights to acquire stock

         The Global Income Fund is intended for investors who can accept the risks involved in securities of foreign issuers, including securities denominated in foreign currencies. See "Foreign Investments and Currency."

         In selecting investments for the Fund, the Adviser considers such factors as the instrument's duration, yield, credit quality, the prospects for capital appreciation, and the fundamental outlooks for currency and interest rate trends that could affect the instrument. The Fund may use currency transactions both to enhance overall returns for a given level of risk and to hedge its exposure to foreign currencies. While the Fund generally has both long and short currency positions, its net long and short foreign currency exposure generally does not exceed the value of its total assets. See "Foreign Investments and Currency."

         Debt securities held by the Global Income Fund are limited to those rated within the six highest categories by S&P, Moody's, or another NRSRO. The Fund does not, however, invest more than 25% of its total assets in securities rated below the four highest categories or more than 10% of its total assets in securities rated below the five highest categories. If such lower- rated securities are held in the Global Income Fund in significant amounts, they increase the financial risk and income volatility. Lower-rated debt securities and their attendant risks are described in "Investment Strategies and Risks" in this SAI.

         The Global Income Fund maintains a dollar-weighted average portfolio duration of not more than seven years. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates. The Fund may use various techniques to shorten or lengthen the dollar-weighted average duration of its portfolio, including the acquisition of debt obligations at a premium or discount, transactions in structured or indexed securities, options, interest rate futures contracts and options thereon, and interest rate swaps. The Global Income Fund is not subject to any limitation with respect to the average maturity of its portfolio.

         The Global Income Fund employs certain currency and interest rate management techniques involving risks different from those associated with investing solely in dollar-denominated debt securities of U.S. issuers. Such techniques, which may be used for other purposes as well, include transactions in options on securities and securities indices, futures contracts on securities and securities indices, options on such futures contracts, structured or indexed securities, forward foreign currency exchange contracts, currency options and futures contracts, options on currency futures contracts and currency and interest rate swaps. To the extent that the Fund is fully invested in securities of foreign issuers and non-dollar instruments while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions also may expose it to risks independent of its securities positions. See "Investment Strategies and Risks" in this SAI. The Fund also may lend securities and invest in repurchase agreements, "when-issued" securities, securities issued on a delayed-delivery basis, restricted securities and illiquid investments. See "Investment Strategies and Risks" in this SAI.

         The Global Income Fund is not "diversified" as defined by the 1940 Act. Therefore, it is more susceptible to adverse developments affecting any single issuer. Nonetheless, a non-diversified Fund is still subject to the diversification requirements that arise under federal tax law and the 25% limit on concentration of investments in a single industry. See "Dividends, Distributions and Taxes" and "Investment Practices and Restrictions" in this SAI.

Value Equity Fund

         The Value Equity Fund has the investment objective of providing long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in common stock and other equity securities of companies that the Adviser believes are undervalued by the market place at the time of purchase and offer the potential for above-average growth of capital. Other equity securities include preferred stock, securities convertible or exchangeable into common stock, rights and warrants, options on equity securities, and futures contracts on equity indices (and options thereon). The Fund also may invest in convertible preferred stock and debt securities.

         The Value Equity Fund may invest in securities of companies in cyclical industries during periods when such securities appear to the Adviser to have strong potential for capital appreciation. The Fund also may invest in the securities of "special situation" companies. A "special situation" company is one that the Adviser believes has potential for significant future earnings growth but has not performed well in the recent past. These situations may include companies with management turnaround, corporate or asset restructuring or significantly undervalued assets.

         The universe from which the Adviser selects securities includes those issued by companies of varying capitalization. The Adviser identifies potentially undervalued securities by applying statistical measures designed to reveal value on an absolute and relative basis. Such statistical measures include key financial ratios such as stock price-to-earnings, stock price-to-book value and stock price-to-cash flow. It also evaluates the issuers of such securities on the basis of management strength, inside ownership, and competitive structure. The process used by the Adviser to select undervalued securities generally differs from that used by many other "value" oriented investment advisers in that the Adviser places a heavy emphasis on normalized earnings, stock price-to-cash flow ratios, relative value, and whether the security's issuer is in an industry that is likely to benefit from long-term fundamental improvements such as restructuring. turnaround trends or consolidation trends. At any point in time, the Adviser also closely follows approximately 200 companies whose securities appear to have market appreciation potential based on statistical analysis. Because first-hand knowledge of management can be an important element in analyzing and valuing a company, the Adviser interviews key management personnel of, and also may visit, these select companies to obtain fundamental research information and verify their value.

         The Value Equity Fund may invest up to 35% of its total assets in foreign securities. The Fund may invest up to 35% of its total assets in debt securities including those in which the Total Return Fund may invest. Of these debt securities, the Fund may invest an amount equal to 15% of its total assets in securities rated below investment grade. Investment grade debt securities are those rated in the four highest categories by S&P, Moody's, or another NRSRO. Foreign securities and debt securities of various types (including lower-rated debt securities) and their attendant risks are described in "Investment Strategies and Risks" in this SAI.

         The Value Equity Fund may lend portfolio securities and invest in repurchase agreements, "when-issued" securities, securities issued on a delayed-delivery basis, options on securities and currencies, options on securities indices, financial futures contracts and options thereon, restricted securities and illiquid investments. See "Investment Strategies and Risks" in this SAI for more information about these practices and their risks.

Income Fund

         The Income Fund has the investment objective of providing maximum income consistent with prudent investment management and preservation of capital. The Fund seeks to achieve this objective by investing primarily in income bearing debt securities and other income-bearing instruments. Capital appreciation with respect to the Income Fund's portfolio securities may occur but is not an objective of the Fund.

         In seeking to achieve its investment objective, the Income Fund invests in the following types of income-bearing debt securities and instruments: U.S. Government securities; obligations of foreign governments or their agencies or instrumentalities; bonds, debentures, notes and non-convertible preferred stocks issued by U.S. and foreign companies; mortgage-backed and asset- backed securities (including, mortgage dollar rolls, adjustable rate mortgage related securities, collateralized mortgage obligations, government stripped mortgage related securities and receivable backed securities); zero coupon bonds; floating rate and variable rate instruments; and general money market instruments. Under normal market conditions, the Fund may invest a substantial portion of its total assets in general money market instruments. The Income Fund also may invest in depository receipts and in structured or indexed securities (the value of which is linked to references such as currencies, interest rates, commodities, indices or other financial indicators). Mortgage-backed and asset-backed securities are subject to several risks, including the prepayment of principal. See "Investment Strategies and Risks" in this SAI for more information about each of the foregoing practices and their risks.

         The Income Fund's investments in debt securities are limited to those rated in the six highest categories by S&P, Moody's or another NRSRO. The Income Fund does not purchase any security or instrument rated in the fourth highest category if, as a result of the purchase, more than 25% of the Fund's total assets would be invested in obligations rated in that category. In addition, the Income Fund does not purchase any security or instrument if, as a result of that purchase, more than 10% of the Fund's total assets would be invested in obligations rated in the fifth and sixth highest categories. Lower-rated debt securities and their attendant risks are described in "Investment Strategies and Risks" in this SAI.

         The Income Fund is subject to no limitation with respect to the maturities of the instruments in which it may invest; the weighted average maturity of the Fund's portfolio securities is anticipated to be approximately five to ten years.

         The Income Fund maintains a dollar-weighted average portfolio duration of not more than eight years. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value to changes in interest rates. The Adviser may use various techniques to shorten or lengthen the dollar-weighted average portfolio duration, including the acquisition of debt obligations at a premium or discount, transactions in structured or indexed securities, options, futures contracts, and options on futures contracts.

         The Income Fund may invest up to 35% of its total assets in foreign securities. See "Investment Strategies and Risks" in this SAI for more information about the extent of the Fund's investment in foreign securities. The Income Fund may utilize the following investment techniques: transactions in options contracts on securities and securities indices, financial futures contracts, options on financial futures contracts, options on foreign currencies and forward foreign currency exchange contracts. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Investment Strategies and Risks" in this SAI for more information about these techniques and their risks. The Income Fund also may lend securities and invest in repurchase agreements, reverse repurchase agreements, "when-issued" securities, securities issued on a delayed-delivery basis, restricted securities and illiquid investments. See "Investment Strategies and Risks" in this SAI.

U.S. Equity Fund

         The U.S. Equity Fund has the investment objective of providing long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities of U.S. companies. Equity securities consist of common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible bonds, convertible debentures, convertible notes, convertible preferred stocks, and warrants or rights. The U.S. Equity Fund typically invests in equity securities that are issued by U.S. companies and traded on U.S. securities exchanges, in the U.S. over-the-counter market or in non-public transactions. The Fund may also invest up to 15% of its total assets in foreign securities.

         In managing the assets of the U.S. Equity Fund, the Adviser uses a combination of "value-oriented" and "growth-oriented" investing. Value-oriented investing involves seeking securities that have low price-to-earnings ratios, or high yields, or that sell for less than the issuer's intrinsic value as determined by the Adviser, or that appear attractive on a dividend discount model. The U.S. Equity Fund generally sells these securities when their prices approach targeted levels. Growth-oriented investing generally involves buying securities with above average earnings growth rates at reasonable prices. The U.S. Equity Fund holds these securities until the Adviser determines that their growth prospects diminish or that they have become overvalued when compared with alternative investments.

         In investing on behalf of the U.S. Equity Fund, the Adviser seeks to construct an investment portfolio for the U.S. Equity Fund that it believes has similar characteristics to the S&P 500 Index by blending investments in both "value-oriented," and "growth-oriented" securities. Because the Fund's strategy seeks to combine the basic elements of companies comprising the S&P 500 Index, but is designed to select investments that the Adviser considers the most attractive within each category, the Adviser believes that the U.S. Equity Fund's strategy should be capable of outperforming the U.S. equity market as reflected by the S&P 500 Index on a total return basis.

         The Fund may invest up to 35% of its total assets in corporate and government debt securities when the Adviser determines that such securities are consistent with the Fund's investment objective. The Adviser believes that it can make such a determination when, for example, it anticipates that such a security will increase in value as a result of a development particularly or uniquely applicable to the issuer such as a liquidation, reorganization, recapitalization or merger, material litigation. technological breakthrough or new management or management policies. Under normal market conditions the Fund may maintain a portion of its total assets in general money market instruments. Of these debt securities, the Fund may invest an amount equal to 5% of its total assets in securities rated below the four highest categories by S&P, Moody's or another NRSRO Foreign securities and debt securities of various types (includ ing lower-rated debt securities) and their attendant risks are described in "Investment Strategies and Risks" in this SAI.

         The U.S. Equity Fund may lend portfolio securities and invest in repurchase agreements, reverse repurchase agreements, "when-issued" securities, securities issued on a delayed-delivery basis, restricted securities, illiquid investments, zero coupon bonds, options on securities and securities indices, financial futures contracts (and options thereon), options on foreign currencies, and forward foreign currency exchange contracts. See "Investment Strategies and Risks" in this SAI.

Premier Growth Equity Fund

         The Premier Growth Equity Fund has the investment objective of providing long-term growth of capital as well as future (rather than current) income. The Fund seeks to achieve this objective by investing primarily in growth-oriented equity securities. Such equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible bonds, convertible debentures, convertible notes, convertible preferred stocks, and warrants or rights issued by U.S. and foreign companies.

         The Premier Growth Equity Fund seeks to acquire principally equity securities of companies that offer long-term potential for growth of capital. Such companies typically possess one or more of a variety of characteristics, including: (1) high quality products and/or services, (2) strong balance sheets, (3) sustainable internal growth, (4) superior financial returns, (5) competitive position in its industry, and (6) shareholder oriented management. Although the Fund may invest in securities of issuers of varying sizes as measured by assets, sales or capitalization, a majority of its assets are invested, under normal market conditions, in securities of companies with relatively large capitalizations. In addition, the Fund normally invests in companies that have above-average growth prospects and which are typically leaders in their fields. The Fund generally is diversified over a cross-section of industries.

         The Premier Growth Equity Fund may invest up to 25% of its total assets in foreign securities. See "Investment Strategies and Risks" in this SAI for more information about the extent of the Fund's investment in foreign securities. The equity securities in which the Fund invests are generally traded on domestic or foreign securities exchanges or in the domestic or foreign over-the-counter markets. During periods when the Adviser believes that there will be a market decline in particular securities, the Premier Growth Equity Fund may, for temporary defensive purposes, hold or invest in debt and other income-bearing securities. In addition, under normal market conditions, the Fund may invest up to 35% of its total assets in the foregoing types of income-bearing securities. The Fund may invest an amount equal to 5% of its total assets in securities rated below the four highest categories by S&P, Moody's or another NRSRO. Foreign securities and debt securities of various types (including lower-rated debt securities) and their attendant risks are described in "Investment Strategies and Risks" in this SAI.

         The Premier Growth Equity Fund may lend portfolio securities and invest in repurchase agreements, reverse repurchase agreements, "when-issued" securities, securities issued on a delayed-delivery basis, restricted securities, illiquid investments, options on securities and securities indices and financial futures contracts (and options thereon). See "Investment Strategies and Risks" in this SAI.

                         INVESTMENT STRATEGIES AND RISKS

         The Funds' Prospectus discusses the investment objectives and principal investment strategies of the Funds. Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies are discussed below.

         Some or all of the Funds may invest in the types of instruments and engage in the types of strategies described in detail below. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

Money Market Fund Investments

         The money market Fund limits its portfolio investments to securities that the Company's board of directors determines present minimal credit risk and that are "Eligible Securities" at the time of acquisition by the Fund. "Eligible Securities" means securities rated by the requisite NRSROs in one of the two highest short-term rating categories, consisting of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (1) any two NRSROs that have issued ratings with respect to a security or class of debt obligations of an issuer or
(2) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. Currently, five organizations are NRSROs: S&P, Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc., Duff and Phelps, Inc. and Thomson BankWatch Inc. A discussion of the ratings categories is contained in the appendix to this SAI. By limiting its investments to Eligible Securities, the Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

         The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under Rule 2a-7. In addition, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest short-term rating for debt obligations and comparable unrated securities (collectively, "Second Tier Securities"), and may not invest more than the greater of $1,000,000 or 1% of its total assets in the Second Tier Securities of any one issuer. The Fund may invest more than 5% (but not more than 25%) of the then-current value of the Fund's total assets in the securities of a single issuer for a period of up to three business days, so long as (1) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (2) the Fund does not make more than one such investment at any one time. Determinations of comparable quality for purchases of unrated securities are made by GEIM in accordance with procedures established by the board of directors. The Fund invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with Rule 2a-7. Up to 20% of the Fund's total assets may be invested in foreign securities. For this purpose, foreign securities do not include ADRs and securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange or traded on the Nasdaq Small-Cap Market. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The assets of the Fund are valued on the basis of amortized cost, as described below under "Net Asset Value."

Money Market Instruments

         The types of money market instruments in which each Fund, other than the Money Market Fund, may invest directly or indirectly through its investment in the GEI Short-Term Investment Fund (the "Investment Fund"), described below, are as follows: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities"), (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements.

         Each Fund, other than the Money Market Fund, may also invest in the Investment Fund, an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the Funds (other than the Money Market Fund) and other accounts advised by GEIM or its affiliate, General Electric Investment Corporation ("GEIC"). The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEIM. No advisory fee is charged by GEIM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. Each Fund, other than the Money Market Fund, may invest up to 25% of its total assets in the Investment Fund.

         Each of the Funds may invest in the following types of Government
Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Funds are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the Adviser determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund.

         Each Fund, other than the Money Market Fund, may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Fund, other than the Money Market Fund, may be rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody's and S&P is contained in the Appendix. At no time will the investments of a Fund, other than the Money Market Fund, in bank obligations, including time deposits, exceed 25% of the value of the Fund's total assets.

Temporary Defensive Positions

         During periods when the Adviser believes there are unstable market, economic, political or currency conditions domestically or abroad, the Adviser may assume, on behalf of a Fund (except for the S&P 500 Fund), a temporary defensive posture and (i) without limitation hold cash and/or invest in money market instruments, or (ii) restrict the securities markets in which the Fund's assets will be invested by investing those assets in securities markets deemed by the Adviser to be conservative in light of the Fund's investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash and/or money market instruments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. To the extent that a Fund, other than the Money Market Fund, holds cash or invests in money market instruments, it may not achieve its investment objective. For temporary defensive purposes, the Premier Growth Equity Fund may invest in income bearing securities without limitation.

Bank Obligations

         Domestic commercial banks organized under federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

         A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (1) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State

Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

Repurchase and Reverse Repurchase Agreements

         Each Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the Investment Company Act of 1940, as amended ("1940 Act"), a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Adviser also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements.

         The Income Fund, US Equity Fund and Premier Growth Fund may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund's securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Fund's obligations with respect to reverse repurchase agreements are segregated and maintained with the Company's custodian or designated sub-custodian.

         A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

         A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Debt Instruments Generally

         A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Ratings as Investment Criteria. NRSRO ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the Adviser as initial criteria for the selection of portfolio securities on behalf of the Funds, the Adviser also relies upon its own analysis to evaluate potential investments.

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, other than the Money Market Fund, the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rating or the issuer of the security defaults, the Money Market Fund will dispose of the security as soon as practicable, unless the board of directors determines that disposal of the security would not be in the best interests of the Money Market Fund. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

U.S. Government Debt Securities. Each of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import- Export Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, a Fund only invests in U.S. Government securities when the Adviser determines that the credit risk associated with the obligation is suitable for the Fund.

Custody Receipts. Each of the Funds may also acquire U.S. Government securities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. For certain securities law purposes, custody receipts are not considered U.S. Government securities.

Lower-Rated, Lower Quality Debt Instruments. Up to 30% of the total assets of the Total Return Fund; 35% of the total assets of the Real Estate Securities Fund; 15% of the total assets of the Value Equity Fund; 25% of the total assets of the Global Income Fund; and 5% of the International Equity Fund, U. S. Equity Fund and Premier Growth Equity Fund, may be invested in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). Up to 10% of the total assets of the Income Fund may be invested in debt instruments that are rated in the fifth or sixth highest rating categories. Up to 10% of the total assets of the Global Income Fund may be invested in debt instruments that are rated lower than the five highest rating categories. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody's or Standard & Poor's (i.e., investment grade debt instruments), and especially those which are unrated or are rated lower than the four highest categories by such rating organizations may, after purchase by a Fund, have their ratings lowered due to the deterioration of the issuer's financial position. The Adviser may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which the Adviser compares them.

Risks of Lower-Rated, Lower Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody's or BB or lower by Standard & Poor's) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and the Adviser's success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher- rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds' net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as a part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is grater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund.

A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in a lower-rated securities, there is no established retail secondary market for many of these securities, and the Company anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Company to obtain accurate market quotations for purposes of valuing a Fund's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Company's board of directors. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

The market for lower-rated securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Real Estate Securities Fund, Value Equity Fund, Global Income Fund, Income Fund, U.S. Equity Fund and Premier Growth Equity Fund may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Funds also may acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Company has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

Zero Coupon Obligations. The Total Return Fund, Income Fund, U.S. Equity Fund, Global Income Fund and Value Equity Fund may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Structured or Indexed Securities. The Total Return Fund, Real Estate Securities Fund, Income Fund, and Global Income Fund may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies. interest rates. commodities. indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund's investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities because a Fund bears the risk of the Reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Mortgaged-Backed and Asset-Backed Securities

Mortgage-Backed and Asset-Backed Securities Generally. The Total Return Fund, Real Estate Securities Fund, Global Income Fund, Value Equity Fund and Income Fund may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable rate mortgage related securities and collateralized mortgage obligations. These are described below. These Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

         Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

         The average maturity of pass-through pools of mortgage related securities in which certain of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

         Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

         Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The Adviser assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

         Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage security. The occurrence of mortgage prepayments is a function of several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. A Fund's ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed or asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a Fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity, although such other income-bearing securities may have a comparable risk of capital depreciation during periods of rising interest rates.

Because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. Revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Government Stripped Mortgage Related Securities. The Total Return Fund, Real Estate Securities Fund, Global Income Fund, Value Equity Fund and Income Fund may invest in government stripped mortgage related securities. These securities represent beneficial ownership interests in either period principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), or the Federal National Mortgage Association ("FNMA"). The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans.

Investing in government stripped mortgage related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the certificates. If a decline in the level of prevailing current interest rates results in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distributions of principal will accelerate thereby reducing the yield to maturity of interest-only securities from that certificate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a Fund not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of an interest-only security of that certificate to interest rate fluctuations, may be greater than of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.

Government stripped mortgage related securities are currently traded over the counter in a market maintained by several investment banking firms. No one can be certain that a Fund will be able to purchase or sell a government stripped mortgage related security at any time in the future. The Funds only purchase such securities if a secondary market exists for the securities at the time of purchase. Except for certain government stripped mortgage related securities derived from fixed rate FHLMC and FNMA certificates meeting certain liquidity requirements established by the Company's Board of Directors, the Funds treat government stripped mortgage related securities as illiquid investments.

Adjustable Rate Mortgage Related Securities. The Total Return Fund, Real Estate Securities Fund, Global Income Fund, Value Equity Fund and Income Fund may invest in adjustable rate mortgage related securities. Adjustable rate mortgage related securities ("ARMs") have interest rates that reset at periodic intervals. Acquiring ARMs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which certificates are based. Such certificates generally have higher current yield and lower price fluctuation than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lags current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Collateralized Mortgage Obligations. The Total Return Fund, Real Estate Securities Fund, Global Income Fund, Value Equity Fund and Income Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a Fund invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

GNMA Certificates. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by GNMA, is sold to investors through broker-dealers in the form of certificates representing participations in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called "pass-through" certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

The average life of GNMA Certificates varies with the maturities of the underlying mortgages. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the GNMA Certificate.

Asset-Backed and Receivable-Backed Securities. Certain Funds may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including "Certificates for Automobile Receivables" ("CARsSM") and interests in pools of credit card receivables. CARsSM represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARsSM are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

         An investor's return on CARsSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, these Funds may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with each of these Funds' investment objective and policies and subject to the review and approval of the board of directors, these Funds may also invest in other types of asset-backed and receivable-backed securities.

Mortgage Dollar Rolls. Certain Funds may, with respect to up to 25% of their total assets, enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

         For financial reporting and tax purposes, each of these Funds proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Restricted Securities and Illiquid Investments

The Adviser is responsible for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The S&P 500 Index Fund, Money Market Fund and Total Return Fund will each not purchase or otherwise acquire any investment, if as a result, more than 10% of its net assets (taken at current value) would be invested in illiquid investments. The International Equity Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund will each not purchase or otherwise acquire any investment, if as a result, more than 15% of its total assets (taken at current value) would be invested in illiquid investments.

Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").

The International Equity Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund, Real Estate Securities Fund, Value Equity Fund and Global Income Fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the Fund's board of directors or by the adviser under board- approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that

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qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Fund's holdings of those securities may become illiquid. Purchases by these Funds of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted.

When-Issued and Delayed-Delivery Securities

         To secure prices or yields deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Fund's when-issued or delayed-delivery purchase commitments will be segregated with the Company's custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

         Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed- delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Fund's net asset value.

         When a Fund engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Warrants

         Certain Funds are authorized to invest in warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of

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the value of the Fund's net assets. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

Smaller Capitalization Companies

         Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

Foreign Investments

         Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United Sates and the opportunity to reduce fluctuations in fund value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

         Investing in foreign securities (including those dominated in foreign currencies) involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. For Example, a decline in the currency exchange rate would reduce the dollar value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell fund securities to obtain sufficient cash to pay such dividends. As discussed below, such techniques also entail certain risks.

         Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund may endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements or portfolio transactions or loss of certificates for portfolio securities.

         In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

Investment in Depository Receipts. Many securities of foreign issuers are represented by depository receipts such as ADRs, EDRs and GDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporate issuers. EDRs and GDRs are receipts issued by non-U.S. financial institutions evidencing arrangements similar to ADRs, but are designed for use in non-U.S. securities markets. Depository receipts are not necessarily quoted in the same currency as the underlying security. Generally, ADRs are in registered form and are designed for trading in U.S. markets while EDRs are in bearer form and are designed for trading in European securities markets. GDRs are issued in either registered or bearer form and are designed for trading on a global basis.

         Each of the Funds, other than the Money Market Fund, may invest in ADRs, EDRs and GDRs. ADRs represent the right to receive foreign securities deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are mor uniform and more exacting than those to which many foreign issuers may be subject.

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



         Depository receipts do not eliminate all the risk inherent in investing in foreign securities. To the extent that a Fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the depository receipts to issue and service such depository receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts, rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales.

Foreign Government Securities. Each of the Funds may invest in debt obligations of foreign governments or their agencies or instrumentalities, including those with emerging economies or securities markets. Investing in sovereign debt obligations involves risks not present when investing in the debt obligations of foreign corporate issuers. The issuer of the debt or the government authority that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due and the Funds may have limited recourse in the event of such a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal or pay interest in a timely manner may be affected by, among other factors, its cash flow circumstances, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, its policy towards principal international lenders and the political constraints to which a sovereign debtor may be subject.

Supranational Agencies. Each of the Funds, except the S&P Index Fund, may invest in securities issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank), the European Economic Community, the European Coal and Steel Community and the Asian Development Bank. Securities of supranational agencies are not U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government, its agencies or instrumentalities.

Investments in Emerging Markets. The Total Return Fund, Income Fund, International Equity Fund and the Global Income Fund may invest substantial portions of their portfolios in securities of issuers located in countries with emerging economies and/or securities markets. The S&P 500 Index Fund, U.S. Equity Fund, Premier Growth Equity Fund and Value Equity Fund may invest up to 5% of their total assets in such securities. These countries are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the funds' investments in those countries and the availability to a Fund of additional investments in those countries.

         The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. As a result, these Funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of these Funds to invest in securities of certain issuers located in those countries.

Currency Exchange Rates. A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because each Fund, other than the Money Market Fund, may have currency exposure independent of their securities positions, the value of the assets of these Funds as measured in U.S. dollars may be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments quoted or denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase. The International Equity Fund and the Global Income Fund often have substantial currency exposure both from investments quoted or denominated in foreign currencies and from their currency positions.

         Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also are affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund is more susceptible to the risk of adverse economic and political developments within those countries.

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



         In addition to investing in securities denominated or quoted in a foreign currency, each Fund, other than the Money Market Fund, may engage in some or all of the foreign currency management practices described below. Each also may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. These Funds will incur costs in connection with conversions between various currencies.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         The Income Fund, U.S. Equity Fund, International Equity Fund, Total Return Fund, and Global Income Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when they enter into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when they anticipate the receipt in a foreign currency of dividend or interest payments on such a security which either holds, the Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when an Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of these Funds' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets. Contracts to sell foreign currency could limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

         The Income Fund, U.S. Equity Fund, International Equity Fund, Total Return Fund, and the Global Income Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Income Fund, U.S. Equity Fund, International Equity Fund, Total Return Fund, and Global Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. The International Equity Fund, Total Return Fund and Global Income Fund also may purchase and sell forward contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Funds.

         Each of the Funds may utilize foreign forward currency exchange contracts to settle non- dollar securities transactions.

         The Company's custodian will segregate cash or other liquid assets in an amount equal to the value of a Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into to seek to increase total return. If the value of the securities so segregated declines, additional cash or liquid assets are segregated on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. These segregated securities are marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

         While the Income Fund, U.S. Equity Fund, International Equity Fund, Total Return Fund, and Global Income Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while these Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to Sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss. Likewise, to the extent that the International Equity Fund, Total Return Fund, and Global Income Fund enter into forward foreign currency exchange contracts to seek to increase total return, the risk of losses on such contracts due to unanticipated changes in currency prices is greater than it is when such contracts are used to reduce currency exchange rate risk.

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



         As with other kinds of option transactions, however, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. These Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, the Total Return Fund, International Equity Fund and Global Income Fund may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not being held in the Fund. When purchased or sold to increase total return, options on currencies are considered speculative.

Interest Rate Swaps and Currency Swaps. The Total Return Fund, International Equity Fund and the Global Income Fund may enter into currency swaps for both hedging purposes and to seek to increase total return. The Total Return Fund, and Global Income Fund may enter into interest rate swaps for these purposes. These Funds typically use interest rate swaps to shorten the effective duration of their portfolios. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Since currency swaps and interest rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its fund investments and its swap positions entered into for hedging purposes.

         The Total Return and Global Income Fund only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

         The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Total Return Fund, International Equity Fund or the Global Income Fund would be less favorable than it would have been if swaps were not used. Inasmuch as swaps are entered into for good faith hedging purposes (or are offset by a segregated account as described below), the Company and the Adviser believe that swaps do not constitute senior securities as defined in the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Company's custodian. An amount of cash or liquid assets having an aggregate net asset value at least equal to the entire amount of payment stream payable by the Total Return Fund and Global Income Fund pursuant to an interest rate swap will be segregated with the Company's custodian. These Funds do not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Company will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the SEC staff takes the position that currency swaps are illiquid investment subject to a Fund's limitation on such investments.

Lending Portfolio Securities

         Each Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% of a Fund's assets taken at value. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities. Cash or instruments collateralizing a Fund's loans of securities are segregated and maintained at all times with the Company's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Fund will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

         If a Fund loans its portfolio securities, it will adhere to the following conditions whenever its portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Company's board of directors must terminate the loan and regain the right to vote the securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder."

Securities of Other Investment Companies

         Certain Funds may invest in investment funds that invest principally in securities in which the Fund is authorized to invest. Currently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which
(a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. Investments by a Fund (other than the Money Market Fund) in the Investment Fund are not considered an investment in another investment company for purposes of this restriction. To the extent a Fund invests in other investment companies, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

Purchasing Put and Call Options on Securities

         Each Fund, other than the Money Market Fund, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Fund. In addition, the premiums paid by a Fund in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund's net assets.

Covered Option Writing

         Each Fund, other than the Money Market Fund, may write covered put and call options on securities. A Fund will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

         The Funds with option-writing authority will write only options that are covered. A call option written by a Fund will be deemed covered (1) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (2) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (3) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (4) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Company's custodian or with a designated sub-custodian. A put option will be deemed covered (1) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Company's custodian or with a designated sub-custodian, or (2) if the Fund continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Company's custodian or with a designated sub-custodian).

         The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

         So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

         A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. The Adviser expects that the Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Funds in the over-the-counter market.

         A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

         Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio's position being offset by a loss on the hedge position.

         A Fund will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Fund of options will depend on the Adviser's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

Securities Index Options

         In seeking to hedge all or a portion of its investments, each Fund, other than the Money Market Fund, may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund's portfolio. The Funds with such option writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

         A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

         The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

         The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the Adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

         Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Adviser desires that a Fund engage in such a transaction.

Over-the-Counter ("OTC") Options

         Certain Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

         Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

Futures and Related Options

         Each Fund, other than the Money Market Fund, may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodity Futures Trading Commission or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved. No Fund will enter into a transaction involving futures and options on futures for speculative purposes.

         An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

         A Fund may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Fund's total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the staff of the SEC is that a Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the Company's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities.

         No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount will be segregated with the Company's custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

         Although the Company intends that the Funds enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

         If a Fund has hedged against the possibility of an increase in interest rates and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margins requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

         An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

         The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

Options on Foreign Currencies

         Each Fund, other than the Premier Fund and the Money Market Fund, may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Fund. The Funds with such option writing authority may write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. or foreign exchanges or in the over-the-counter market. The Company will limit the premiums paid on a Fund's options on foreign currencies to 5% of the value of the Fund's total assets.

         Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counter party default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund's position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

         Options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

Municipal Obligations

         The term "Municipal Obligations" as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Company nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel. The Strategic Fund may invest without limit in debt obligations that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the Funds should any of the related projects or facilities experience financial difficulties.

         Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

         Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

         Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither the Company nor the Adviser can predict with certainty the effect of recent tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, neither the Company nor the Adviser can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. The Company monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of Municipal Obligations for investment by the Tax-Exempt Fund so as to affect the Fund's shareholders adversely, the Company will reevaluate the Fund's investment objective and policies and might submit possible changes in the Fund's structure to the Fund's shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable for federal income tax purposes, the Company would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectus.

Municipal Leases. Municipal leases are Municipal Obligations that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes and state income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality's agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with Municipal Obligations. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other Municipal Obligations. Some municipal lease obligations may be, and could become, illiquid. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

         Municipal lease obligations may be deemed to be illiquid as determined by or in accordance with methods adopted by the board of directors. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades; and (5) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

         Municipal leases held by a Fund will be considered illiquid securities unless the board of directors determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the Adviser to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the Adviser determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

         Municipal leases that a Fund may acquire will be both rated and unrated. Rated leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that the Adviser deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the board of directors.

         To limit the risks associated with municipal leases, a Fund will invest no more than 5% of its total assets in those leases. In addition, a Fund will purchase lease obligations that contain non-appropriation clauses when the lease payments will commence amortization of principal at an early date resulting in an average life of five years or less for the lease obligation.

Floating and Variable Rate Instruments. Certain Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

         Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

         Certain Funds may purchase floating and variable rate demand bonds and notes, which are Municipal Obligations ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund's right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by the Adviser for the purchase of Municipal Obligations. The Adviser considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund's portfolio.

Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the board of directors has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. The Company intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio. A Fund will invest no more than 5% of the value of its total assets in participation interests.


Municipal Obligation Components. Certain Funds may invest in Municipal Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.


Municipal Custody Receipts. Funds that may invest in municipal obligations also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Municipal Obligations described above. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Short Sales Against the Box

         Certain Funds may sell securities "short against the box." Whereas a short sale is the sale of a security a Fund does not own, a short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

WEBs and Other Index-related Securities

         The International Fund may invest in shares in a particular series issued by Foreign Fund, Inc., an investment company whose shares also are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. The Fund also may invest in shares in a particular series issued by CountryBaskets Index Fund, Inc., or another fund the shares of which are the substantial equivalent of WEBS. Each of the Value Fund, the Equity Fund and the Premier Growth Fund may invest in Standard & Poor's Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A Fund investing in a SPDR would be entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

                             INVESTMENT RESTRICTIONS

         Fundamental Restrictions. The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change. Except where otherwise noted, each Fund may not:

1. Issue senior securities except: (a) to the extent that borrowings under paragraph (10) below exceeding 5% may be deemed to be senior securities under the 1940 Act, or (b) in connection with investments of certain Funds in options and futures contracts.

2. As to 75% of its total assets, invest more than 5% of its total assets taken at market value at the time of each investment in the securities (other than United States government or government agency securities) of any one issuer (including repurchase agreements with any one bank). For purposes of this restriction, an issuer includes the government

         (including agencies and instrumentalities thereof) of any country other than the United States. This restriction does not apply to the Global Income Fund.

3(a). For Funds other than Income Fund, U.S. Equity Fund and Premier Growth Equity Fund, purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer; or (ii) 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies, bank money market instruments or bank repurchase agreements.

3(b). The Income Fund, U.S. Equity Fund and Premier Growth Equity Fund may not purchase more than 10% of the voting securities of any single issuer or more than 10% of the outstanding securities of any class of any single issuer, except that these restrictions do not apply to: (i) U.S. Government securities, or (ii) up to 25% of the total assets of these three Funds. For the purposes of these restrictions, a foreign government and its agencies and instrumentalities are treated as a single issuer.

4. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction. For purposes of this restriction, the term industry includes (a) the government (including agencies and instrumentalities thereof) of any country other than the United States, and (b) any supranational entity (including agencies and instrumentalities thereof). This restriction does not apply to the Real Estate Securities Fund.

5. Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities including securities secured by a mortgage or a leasehold interest or other interest in real estate. A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

6. Purchase securities which are subject to legal or contractual delays in or restrictions on resale. This restriction does not apply to the International Equity Fund, the Real Estate Securities Fund, Value Equity Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund or Global Income Fund.

7. Purchase any securities on margin except: (a) that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or (b) in connection with investments of Funds in options and futures contracts.

8. Make loans, except as provided in (9) below and except through the purchase of obligations in private placements (the purchase of publicly traded obligations not being considered the making of a loan).

9. Lend its portfolio securities in excess of 20% of its total assets (30% of total assets for the Income Fund. U.S. Equity Fund and Premier Growth Equity Fund), taken at market value at the time of the loan, and provided that such loan shall be made in accordance with the Fund's guidelines.

10. Borrow amounts in excess of 10% (20% in the case of the S&P 500 Index Fund; 33.33% in the case of Income Fund, U.S. Equity Fund, Premier Growth Equity Fund) of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. For these purposes, the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund also may borrow via reverse repurchase agreements. The International Equity Fund, however, may borrow amounts up to an additional 10% of is net asset value from banks to increase is holdings of portfolio investments.

11. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in options and futures contracts.

12. Underwrite securities of other issuers except insofar as the Company may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

13. Invest more than 10% of its net assets (15% of total assets for the International Equity Fund, Real Estate Securities Fund, Value Equity Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund and Global Income Fund) in repurchase agreements maturing in more than seven days and other illiquid investments.

         Nonfundamental Restrictions. The Company has also adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the board of directors without shareholder approval. Under these restrictions, each Fund may not:

1. Invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value, would be invested in such securities. This restriction is not applicable to the Total Return Fund, S&P 500 Index Fund, International Equity Fund, Value Equity Fund, Income Fund, Premier Growth Equity Fund and Global Income Fund.

2. Purchase securities of other investment companies if, as a result thereof, the Fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Fund's assets would be invested in any one investment company, or more than a total of 10% of the Fund's asses would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and so long as immediately thereafter not more than 10% of such Fund's total assets, taken at market value, would be invested in such securities. These limitations also do not apply to investment by the Funds in shares of GEI Short-Term Investment Fund as permitted by an exemptive order issued by the SEC.

3. Purchase or sell interests in commodities, or commodity contracts, except that certain Funds may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

4. Invest more than 30% (35% for the Real Estate Securities Fund) of its assets, measured at time of purchase, in debt securities (other than U.S. Government securities) that are rated lower than the four highest rating categories assigned by Moody's or Standard & Poor's.

5. The Money Market Fund may not invest more than 5% of its total assets (taken at amortized cost at the time of each investment) in the securities of any single issuer (including repurchase agreements with any one bank) except U.S. Government securities or repurchase agreements collateralized by such securities.

6. The S&P 500 Index Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund, Value Equity Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund and Global Income Fund may not enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of is total assets.

7. Make additional investments when borrowings (including reverse repurchase agreements) exceed 5% of is total asses. This restriction does not apply to the International Equity Fund.

8. The Income Fund, U.S. Equity Fund and Premier Growth Equity Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund holds the securities sold short or may obtain such securities (in an amount equal to the short position) without payment of any consideration.

Notes to Investment Restrictions

         The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of fundamental investment restriction number 4, the Company may use the industry classifications reflected by the S&P 500 Composite Stock Price Index, if applicable at the time of determination. For all other portfolio holdings, the Company may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Company may select its own industry classifications, provided such classifications are reasonable.

Portfolio Transactions and Turnover

         Decisions to buy and sell securities for each Fund are made by the Adviser, subject to review by the Fund's board of directors. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are fixed. No stated commission will be generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

         In selecting brokers or dealers to execute securities transactions on behalf of a Fund, Advisers seek the best overall terms available ("best execution"). In assessing the best overall terms available for any transaction, an Adviser considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the investment advisory agreement between the Company and GEIM relating to each Fund authorizes the Advisers, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which an Adviser or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund's receiving brokerage and research services. The board of directors periodically reviews the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales on behalf of the Funds will be transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Fund will not purchase any security, including Government Securities, during the existence of any underwriting or selling group relating to the security of which any affiliate of the Fund or an Adviser is a member, except to the extent permitted under rules, interpretations or exemptions of the SEC. The Advisers may select broker-dealers who are affiliated with the Company or the Adviser. All brokerage transaction commissions paid to affiliates will be fair and reasonable to the shareholders.

                             MANAGEMENT OF THE FUND

Directors and Officers

         The board of directors oversees the business affairs of the Company. The directors approve all significant agreements between the Company and the persons and companies that furnish services to the Funds, including agreements with the Funds' Adviser and administrator, distributor, custodian and transfer agent. The day-to-day operations of the Funds have been delegated to GEIM.

         The names of the directors and executive officers of the Company, their addresses and their principal occupations during the past five years and their other affiliations are shown below. Each person named as a director also may serve in a similar capacity for other Funds advised by GEIM or GEIC. The executive officers of the Company are employees of organizations that provide services to the Funds. An asterisk appears before the name of each director who is an "interested person" of the Company, as defined in the 1940 Act. The business address of each Director and executive officer who is an "interested person" (as defined in the 1940 Act) is 3003 Summer Street, Stamford, Connecticut 06905.


                                        Position(s) Held                  Age and Principal Occupation(s)
   Name and Address                       With Company                         During Past Five Years
   ----------------                       ------------                         ----------------------
*Michael J. Cosgrove                   Chairman of the Board             Age 49.  President, GE Investment
                                       and President                     Services Group of GE Financial
                                                                         Assurance Holdings, Inc. ("GEFA"),
                                                                         an indirect wholly-owned subsidiary
                                                                         of General Electric Company ("GE"),
                                                                         since February 1997; Executive Vice
                                                                         President - Mutual Funds of GEIM
                                                                         and GEIC, wholly-owned subsidiaries
                                                                         of GE that are registered as investment
                                                                         advisers under the Investment
                                                                         Advisers Act of 1940, as amended,
                                                                         since March 1993; Director of GEIC
                                                                         and GEIM since 1988; from 1988
                                                                         until 1993, Mr. Cosgrove served as
                                                                         Executive Vice President - Finance
                                                                         and Administration of GEIM and
                                                                         GEIC;  Chairman of the Board, Chief-
                                                                         Executive Officer and President of GE
                                                                         Investment Distributors, Inc., a
                                                                         registered broker-dealer, since 19__;
                                                                         Chairman of the Board and Chief
                                                                         Executive Officer of GE Investment
                                                                         Retirement Services, Inc., since 19__.



                                        Position(s) Held                  Age and Principal Occupation(s)
   Name and Address                       With Company                         During Past Five Years
   ----------------                       ------------                         ----------------------
John R. Costantino                     Director                          Age 52.  Managing Director, Walden
150 East 58th Street                                                     Partners, Ltd., consultants and
New York, NY 10055                                                       investors, since August 1992;
                                                                         President, CMG Acquisition Corp., Inc., a
                                                                         holding company, since 1988; Vice Chairman,
                                                                         Acoustiguide Holdings, Inc., a holding
                                                                         company, since 1989; President CMG/IKH,
                                                                         Inc., a holding company, since 1991;
                                                                         Director, Crossland Federal Savings Bank, a
                                                                         financial institution; Director, Brooklyn
                                                                         Bankcorp, Inc., a financial institution;
                                                                         Director, IK Holdings, Inc., a holding
                                                                         company since 1991; Director, I. Kleinfeld
                                                                         & Son, Inc., a retailer, since 1991;
                                                                         Director, High Performance Appliances,
                                                                         Inc., a distributor of kitchen appliances
                                                                         ("HPA"), since 1991; Director, HPA Hong
                                                                         Kong, Ltd., a service subsidiary of HPA,
                                                                         since 1991; Director, Lancit Media
                                                                         Productions, Ltd., a children's and family
                                                                         television film and videotape production
                                                                         company, since 1995.

William J. Lucas                       Director                          Age 51.  Vice President and Treasurer
Fairfield University                                                     of Fairfield University since 1983.
North Benson Road
Fairfield, CT 06430

                                        Position(s) Held                  Age and Principal Occupation(s)
   Name and Address                       With Company                         During Past Five Years
   ----------------                       ------------                         ----------------------
Robert P. Martin, Jr.                  Director                          Age 64. Self-employed investment
115 Granite Avenue                                                       consultant, since 1985.
Richmond, VA 23226

J. Clifford Miller, III                Director                          Age 55. Vice President - Investments,
372 Lexington Road                                                       Davenport & Co. LLC. (an investment
Richmond, VA 23226                                                       firm) since 1992. Self employed
                                                                         consultant from 1988 to 1992.
                                                                         Director, Miller Manufacturing Co.,
                                                                         Inc., from 1977 to 1990; General
                                                                         Partner, Miller Land Company, 1987 -
                                                                         1996. Manager, Miller Properties,
                                                                         L.L.C., since, 1996.

Lee A. Putney                          Director                          Age 65. Director, Regency Financial
4208 Sulgrave Road                                                       Shares, Inc., since 1989 (Chairman
Richmond, VA                                                             from 1989 - 1992). Director, Regency
                                                                         Bank, since 1987 (Chairman from 1987 -1992).

J. Garnett Nelson                      Director                          Age 58. President, Mid-Atlantic
Route 1, Box 195                                                         Holdings, L.L.C., (a holding
Montpelier, VA 23192                                                     company) since 1995; Senior Vice
                                                                         President and Director, 1989-1995, The Life
                                                                         Insurance Company of Virginia; Trustee, Mentor
                                                                         family of Funds, (registered investment
                                                                         companies), since 1997; Member, Investment
                                                                         Advisory Committee, Virginia Retirement System,
                                                                         since 1996; Director, LandAmerica (and
                                                                         predecessors), since 1991.

Robert P. Quinn                        Director                          Age 62.  Retired since 1983 from
45 Shinnecock Road                                                       Salomon Brothers Inc; Director, GP
Quogue, NY 11959                                                         Financial Corp., a holding company,
                                                                         since 1994; Director, The Greenpoint Savings
                                                                         Bank, a financial institution, since 1987.

                                        Position(s) Held                  Age and Principal Occupation(s)
   Name and Address                       With Company                         During Past Five Years
   ----------------                       ------------                         ----------------------
*Jeffrey A. Groh                       Treasurer                         Age 36.  Vice President _ Operations
                                                                         of GEIM and GEIC since January 1997 and
                                                                         Treasurer and Controller of GEIM and GEIC since
                                                                         August 1994; prior to August 1994, was a Senior
                                                                         Manager in Investment Company Services Group
                                                                         and certified public accountant with Price
                                                                         Waterhouse LP.

*Matthew J. Simpson                    Secretary                         Age 37.  Vice President and General
                                                                         Counsel, Investment Services Group
                                                                         of GEFA since February 1997; Vice
                                                                         President, Associate General Counsel
                                                                         and Assistant Secretary of GEIM and
                                                                         GEIC since October 1992.

         No employee of GE or any of its affiliates receives any compensation from the Company for acting as a director or officer of the Company. Each director of the Company who is not a director, officer or employee of GEIM, GEID, GE, or any affiliate of those companies, receives an annual fee of $6,000 for services as director. In addition, each director receives $500 for each meeting attended in person and $250 per telephone meeting and is reimbursed for expenses incurred in connection with attendance at Board meetings.

Directors' Compensation

(for the fiscal year ended December 31, 1998)

                               COMPENSATION TABLE

                                                       Total Compensation from

                               Total Compensation      Investment Companies

Name of Director               From the Company        Managed by GEIM or GEIC
----------------               ----------------        -----------------------
Michael J. Cosgrove            None                    None
John R. Costantino             $8,000                  $25,000
William J. Lucas               $8,000                  $25,000
Robert P. Martin, Jr.          $8,000                  $8,000
J. Clifford Miller, III        $8,000                  $8,000
Lee A. Putney                  $8,000                  $8,000
J. Garnett Nelson              $8,000                  $8,000

Robert P. Quinn                $8,000                  $25,000

-----------------------

Investment Adviser and Administrator

AAI

         Prior to May 1, 1997, Aon Advisors, Inc. ("AAI") served as investment adviser to the Company and the Money Market Fund, S&P 500 Index Fund, Government Securities Fund, Total Return Fund, International Equity Fund and Real Estate Securities Fund pursuant to a series of investment advisory agreements between the Company and AAI. AAI Corporation, a wholly owned subsidiary of Aon Corporation, is located at 123 N. Wacker Drive, Chicago, Illinois 60606. Aon, a publicly owned Delaware corporation, is an insurance holding company organization principally engaged through subsidiaries in the insurance and insurance brokerage business. The duties and responsibilities of AAI were specified in the Investment Advisory Agreement ("AAI Agreement") between the Company and AAI covering each of the foregoing Funds and by substantially identical additional agreements ("AAI Additional Agreements") covering the International Equity Fund and Real Estate Securities Fund.

         AAI furnished an investment program for the Money Market Fund, Government Securities Fund, S&P 500 Index Fund and Total Return Fund, was responsible for the actual managing of the investments of such Funds and had responsibility for making decisions governing whether to buy, sell or hold any particular security. As described below, AAI had engaged Perpetual as the investment sub-adviser to provide day-to-day portfolio management for the International Equity Fund and had engaged Seneca, as the investment sub-adviser to provide day-to-day portfolio management for the Real Estate Securities Fund. In addition to performing management duties and providing the investment advice described above, AAI was responsible for the administrative services in connection with the management of the Company and the Funds, including financial reporting.

         Under the AAI Agreement and AAI Additional Agreements, AAI received investment advisory fees as compensation for its services. The fees were the same as the fees under the company's investment advisory agreements with GEIM.


         For the following fiscal period January 1, 1997 to April 30, 1997 and fiscal year ended December 30, 1996, the total advisory fee paid to AAI and each Fund's contribution to the advisory fee paid to AAI was as follows:



                                           1997                   1996
                                           ----                   ----


S&P 500 Index Fund                         $84,383              $336,589
Government Securities Fund                    N/A                129,054
Money Market Fund                           38,112               552,126

Total Return Fund                            65,574              405,779
International Equity Fund                    64,735              237,088
Real Estate Securities Fund                  88,299              161,881
Total Advisory Fee                          341,103            1,822,519

AAI Investment Sub-Advisers

         Pursuant to sub-advisory agreements (the "AAI Sub-Advisory Agreements"), AAI had engaged Perpetual as the investment sub-adviser to provide day-to-day portfolio management for the International Equity Fund and had engaged Seneca as the investment sub-adviser to provide day-to-day portfolio management for the Real Estate Securities Fund.

         Perpetual, a wholly-owned subsidiary of Perpetual plc, was the investment sub-adviser for the International Equity Fund. It is registered under the Investment Advisers Act of 1940 as an investment adviser and has its principal offices at 48 Hart Street, Henley-on-Thames, Oxfordshire, England RG9 2AZ.

         Seneca was (and still is) the investment sub-adviser for the Real Estate Securities Fund. Seneca is at 909 Montgomery Street, San Francisco, CA 94133. Seneca is a majority owned subsidiary of Phoenix Duff & Phelps Corporation ("Phoenix"). 40% of the stock of Phoenix is publicly held and traded on the New York Stock Exchange while the remaining 60% is owned by a wholly owned subsidiary of Phoenix Home Life Mutual Insurance Company. Seneca is an investment adviser that provides investment management services to foundations, endowments, corporations, mutual funds and private clients. Seneca currently manages approximately $4.5 billion in equity, fixed income and real estate assets.

         For their services, AAI paid Perpetual and Seneca monthly compensation in the form of an investment sub-advisory fee. The fee was paid by AAI monthly and was based upon the average daily net assets (see "Purchase and Redemption of Fund Shares") of the Fund that each subadviser managed, at the following annual rates:

         International Equity Fund: .50% of the first $100,000,000; .475% of the next $100,000,000; and .45% of amounts in excess of $200,000,000.

         Real Estate Securities Fund: .425% of the first $100,000,000; .40% of the next $100,000,000; and .375% of amounts in excess of $200.000.000.

         For the fiscal period January 1, 1997 to April 30, 1997, AAI paid Perpetual $32,367 and Seneca $44,150 in sub-advisory fees. For the fiscal year ended December 30, 1996, AAI paid Perpetual $118,544 and Seneca $80,941 in subadvisory fees.

AAI Reimbursement of Excess Operating Expenses

         Under the AAI Agreement and the AAI Additional Agreements, any operating expenses allocable to the following Funds of the Company for the 1995, 1996 and 1997 fiscal years that exceeded the amounts indicated below, AAI reimbursed the Company for the excess:

         (1) With respect to the Real Estate Securities Fund, 1.5% of the first $30,000,000 of the average daily net assets of each of those portfolios and 1% of the amount by which the average daily net assets of each of those Funds exceed $30.000.000.

         (2) With respect to the International Equity Fund, 1.75% of the first $30,000,000 of the average daily net assets of the portfolio and 1% of the amount by which the average daily net assets of the Fund exceeds $30.000.000.

         Effective July 1, 1995, on a voluntary basis, AAI also agreed to reimburse the International Equity and Real Estate Securities Funds annually for operating expenses in excess of the following amounts: International Equity Fund, 1.50% of the first $30 million of average daily net assets; Real Estate Securities Fund, 1.25% of the first $30 million of average daily net assets.

         For the fiscal year ended December 30, 1996, total reimbursements paid to the Company by AAI amounted to $14,412 all of which pertained to the International Equity Fund. For the fiscal period January 1, 1997 to April 30, 1997, total reimbursements paid by AAI to the Company amounted to $22,680 which pertained to the International Equity Fund and $3,337 which pertained to the Real Estate Securities Fund.

GEIM

         GEIM serves as the Company's investment adviser and administrator. GEIM is registered as an investment adviser under the Investment Advisers Act of 1940 and is located at 3003 Summer Street, Stamford, Connecticut 06905. GEIM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of General Electric Company ("GE"). GEIM currently provides investment advisory services with respect to 30 other mutual funds and a number of other private institutional accounts. The professionals responsible for the investment operations of GEIM serve in similar capacities with respect to General Electric Investment Corporation ("GEIC"), a sister company of GEIM wholly owned by GE, which provides investment advisory services with respect to GE's pension and benefit plans and a number of funds offered exclusively to GE employees, retirees and certain related persons. These funds include the Elfun family of Funds (the first of which, Elfun Trusts, was established in 1935) and the funds offered as part of GE's 401(k) program (also known as the GE Savings and Security Program), which are referred to as the GE S&S Program Mutual Fund and the GE S&S Long Term Interest Fund. The investment professionals at GEIM and GEIC and their predecessors have managed GE's pension assets since 1927. As of December 31, 1998, GEIM and GEIC managed assets in excess of $76 billion, including roughly $15 billion in mutual fund assets.

GEIM Investment Advisory Agreements

         The duties and responsibilities of GEIM are specified in investment advisory and administration agreements (the "advisory agreements") between GEIM and the Company on behalf of each Fund. Under the advisory agreements, GEIM provides a continuous investment program for each Fund's assets, including investment research and management. GEIM determines what investments are purchased, retained or sold by the Funds and places purchase and sale orders for the Funds investments. GEIM provides the Company with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. GEIM furnishes the Company and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. GEIM, as administrator, also: (1) maintains the books and records of each Fund; (2) prepares reports to shareholders of each Fund; (3) prepares and files tax returns for each Fund; (4) assists with the preparation and filing of reports and the Company's registration statement with the Securities and Exchange Commission; (5) provides appropriate officers for the Company; (6) provides administrative support necessary for the board of directors of the Company to conduct meetings; and (7) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents, and transfer agents.

         GEIM is generally responsible for employing sufficient staff and consulting with other persons that it determines to be necessary or useful in the performance of its obligations under the advisory agreements. The advisory agreements obligate GEIM to provide services in accordance with each Fund's investment objectives, policies and restrictions as stated in the Company's current registration statement, as amended from time to time, and to keep the Company informed of developments materially affecting each Fund, including furnishing the Company with whatever information and reports that the board of directors reasonably request.

         Other than those expenses expressly assumed by GEIM, as described above, each Fund is responsible under the advisory agreement relating to it for paying all expenses incurred in its operations and all of the Company's general administrative expenses allocated to it. These include, but are not limited to:
(1) share redemption expenses, (2) shareholder servicing costs, (3) expenses of any shareholder servicing plans or distribution plans adopted by the board of directors, (4) custody expenses, (5) transfer agency and recordkeeping expenses,
(6) brokerage fees and commissions, (7) taxes, (8) federal and state registration fees, (9) expenses of preparing, printing and distributing prospectuses to regulators and existing shareholders, (10) expenses of shareholder and board of directors meetings, (11) fees of disinterested directors, (12) expenses of preparing and distributing proxy materials, (13) fees of parties unaffiliated with GEIM for valuing portfolio securities and computing net asset values for Funds, (14) legal fees, (15) auditors fees, (16) insurance premiums, and (17) membership dues in industry associations.

         The advisory agreements permit GEIM, subject to the approval of the board of directors and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of GEIM's responsibilities under one or more of the advisory agreements. In this event, GEIM remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement.

         The advisory agreements provide that GEIM may render similar advisory and administrative services to other clients so long as the services that it provides under the agreements are not impaired thereby. The advisory agreements also provide that GEIM shall not be liable for any error of judgment or mistake of law or for any loss incurred by a Fund in connection with GEIM's services pursuant to the agreements, except for (1) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the agreements, and (2) to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

         The advisory agreements for the S&P 500 Index Fund, Money Market Fund, Total Return Fund, International Equity Fund and Real Estate Securities Fund were each approved by the board of directors (including a majority of independent directors) at a meeting held for that purpose on January 29, 1997 and by the shareholders at meetings held on April 16, 1997. The advisory agreements for the Value Equity Fund and Global Income Fund were approved by the board of directors (including a majority of the independent directors) at a meeting held for that purpose on April 23, 1997 and by the sole initial shareholder of these Funds on April 29, 1997. Each of the foregoing advisory agreements were effective as of May 1, 1997 and will continue in effect for their respective Fund from year to year thereafter, subject to approval annually by (a) the board of directors or a vote of a majority of the outstanding shares of the class of stock representing an interest in the applicable Fund, and (b) the vote of a majority of the independent directors, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreements for the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund were approved by the board of directors (including a majority of the independent directors) at a meeting held for that purpose on June 4, 1997 and by the sole initial shareholder of these Funds on October 23, 1997. These three advisory agreements were effective as of November 15, 1997. These three advisory agreements will continue in effect for their respective Funds until November 15, 1999, and continue from year to year thereafter, subject to annual approval by (a) the board of directors or a vote of a majority of the outstanding shares of the class of stock representing an interest in the applicable Fund, and (b) a vote of a majority of the independent directors, cast in person at a meeting called for the purpose of voting on such approval.

         The advisory agreements are not assignable and each may be terminated without penalty by either the Company or GEIM upon no more than sixty days nor less than thirty days written notice to the other or by the board of directors of the Company or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the applicable Fund.

GElM Investment Advisory Fees

         For its services to each Fund of the Company, GEIM receives a monthly advisory and administrative fee. The fee is deducted daily from the assets of each of the Funds and paid to GEIM monthly. The fees payable to GEIM are based on the average daily net assets of each Fund at the following annual rates:

      Money Market Fund and

      Total Return Fund:             .50% of the first $100,000,000;
                                     .45% of the next $100,000,000;
                                     .40% of the next $100,000,000;
                                     .35% of the next $100,000,000; and
                                     .30% of amounts in excess of $400.000.000;

      International Equity Fund:     1.00% of the first $100,000,000;
                                     .95% of the next $100,000,000; and
                                     .90% of amounts in excess of $200.000.000;

      Real Estate Securities Fund:   .85% of the first $100,000,000;
                                     .80% of the next $100,000,000; and
                                     .75% of amounts in excess of $200,000,000;

      S&P 500 Index Fund:            .35%;

      Value Equity Fund:             .65%;

      Income Fund:                   .50%;

      U.S. Equity Fund:              .55%;

      Premier Growth Equity Fund:    .65%;

      Global Income Fund:            .60%.

         The advisory agreements do not contain any provisions prescribing limits on the operating expenses of the Company or of any Fund.


         For the periods ended December 31, the Funds paid the following total advisory fees to GEIM:



                                        1998             1997
                                        ----             ----


U.S. Equity Fund                       $143,124         $  5,970**
S&P 500 Index Fund                      815,501          295,260*
Premier Growth Equity Fund              110,836            4,750**

Value Equity Fund                         292,504            38,851*
International Equity Fund                 355,662           163,408*
Income Fund                               251,667            10,583**
Global Income Fund                         46,130            21,909*
Money Market Fund                         943,239           417,282*
Total Return Fund                         295,203           152,895*
Real Estate Securities Fund               448,620           251,459*
Total Advisory Fee                      3,702,486          1,499,602



* For the period May 1, 1997 through December 31, 1997.
** For the period December 12, 1997 (inception) through December 31, 1997. For financial statement presentation purposes, U.S. Equity Fund and Income Fund are each treated as the financial successor to a predecessor mutual fund that was not a Fund of the Company. Both predecessor funds were advised by GEIM and the advisory fee received by GEIM from the predecessor of U.S. Equity Fund and Income Fund from January 1, 1997 through December 11, 1997 was $112,278 and $24,957 respectively.


GEIM Investment Sub-Advisers

         As was the case with AAI, GEIM has retained Seneca as sub-adviser for the Real Estate Securities Fund. GEIM also has engaged NWQ as the investment sub-adviser to provide day-to-day portfolio management to the Value Equity Fund; engaged GEIUS to provide day-to-day portfolio management to the Global Income Fund and; SSGA to provide day-to-day portfolio management to the S&P 500 Index Fund.

         NWQ is located at 2049 Century Park East, Los Angeles, CA 90067 and is a wholly owned subsidiary of United Asset Management Corporation, a company whose principal business is managing investments for institutional clients through 50 operating subsidiaries and acquiring investment management firms. NWQ is a manager of domestic investment portfolios for individual, union, corporate, endowment and foundation clients with 16 years of experience. It manages approximately $8.3 billion in assets.

         Like GEIM, GEIUS is a wholly owned subsidiary of GE and is considered under common control with GEIM. GEIUS is located at Sweden House, 20 Saint James' Street, London, SWlA lES, England and is registered as an investment adviser under the Investment Advisers Act of 1940. Although GEIUS has no prior experience advising a U.S. mutual fund, it currently manages approximately $1.5 billion in assets.

         SSGA is a division of State Street Bank and Trust Company ("State Street"). SSGA is located at Two International Place, Boston, Massachusetts 02110. State Street is a wholly-owned subsidiary of State Street Corporation. a publicly held bank holding company. State Street, with approximately $390 billion under management as of December 31, 1997, provides complete global investment management services from offices in the United States, London, Sydney,

Hong Kong, Tokyo, Toronto, Montreal, Luxembourg, Melbourne, Paris, Dubai, Munich and Brussels.

GEIM Investment Sub-Advisory Agreements

         NWQ is the investment sub-adviser to the Value Equity Fund and GEIUS is the investment sub-adviser to the Global Income Fund pursuant to investment sub-advisory agreements with GEIM effective May 1, 1997. Both investment sub-advisory agreements were approved by the board of directors, including a majority of the independent directors at a meeting held for that purpose on April 23, 1997 and by the respective Funds' sole initial shareholder on April 29, 1997

         Seneca is the investment sub-adviser to the Real Estate Securities Fund pursuant to an investment sub-advisory agreement with GEIM effective July 24, 1997. This investment sub- advisory agreement was approved by the board of directors (including a majority of the independent directors) at a meeting held for that purpose on June 4, 1997 and by the Fund's shareholders on July 23, 1997.

         SSGA is the investment sub-adviser to the S&P 500 Index Fund pursuant to an investment sub-advisory agreement with GEIM effective July 24, 1997. This investment sub- advisory agreement was approved by the board of directors, including a majority of independent directors, at a meeting held for that purpose on June 4, 1997 and by the Fund's shareholders on July 23, 1997.

         The investment sub-advisory agreements are not assignable and each may be terminated without penalty by either the sub-adviser or GEIM upon sixty days written notice to the other or by the board of directors of the Company or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the applicable Fund.

         The investment sub-advisory agreements each provide that the subadviser may render similar advisory and administrative services to other clients so long as the services that it provides under the agreements are not impaired thereby. The investment sub-advisory agreements also provide that the sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the applicable Fund or is shareholders or by GEIM in connection with is services pursuant to the agreements, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of is duties or by reason of reckless disregard of is duties or obligations under the agreements.

GEIM Investment Sub-Advisory Fees

         For their services, GEIM pays SSGA, NWQ, Seneca and GEIUS monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GEIM monthly and is a percentage of the average daily net asses of the Fund that each sub-adviser manages, at the following annual rates:


                  S&P 500 Index Fund:                         .05% of the first $100,000,000;
                                                              .04% of the next $200,000,000; and
                                                              .03% of amounts in excess of $300.000.000;

                  Real Estate Securities Fund:                .425% of the first $100,000,000;
                                                              .400% of the next $100,000,000; and
                                                              .375% of amounts in excess of
                                                                       $200,000,000;

                  Value Equity Fund:                          .4875% of the first $50,000,000; and
                                                              .325% of amounts in excess of $50,000,000;

                  Global Income Fund:                         .05%.


For the period May 1, 1997 through December 31, 1997 and the fiscal year ended December 31, 1998, GEIM paid the following investment sub-advisory fees:



                                    1998                  1997
                                    ----                  ----



SSGA                             $28,537              $103,123
NWQ                               29,139               219,010
Seneca                           122,393               224,310
GEIUS                              4,915                 3,845


Securities Activities of GEIM

         Securities held by the Funds also may be held by other funds or separate accounts for which GEIM or GEIC acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by GEIM or GEIC for one or more of their clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of GEIM or GEIC arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of GEIM or GEIC during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         On occasions when GEIM (under the supervision of the board of directors) deems the purchase or sale of a security to be in the best interests of the Company as well as other funds or accounts it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by GEIM in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Company and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.

Custodian and Transfer Agent

         State Street Bank and Trust Company ("State Street") is the Company's custodian. State Street's principal office is located at 225 Franklin Street, Boston, Massachusetts 02101. Under a custody agreement with the Company, State Street maintains the portfolio securities acquired by the Company, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the Funds.

         State Street may segregate securities of the Funds on which call options are written and cash or liquid assets in amounts sufficient to cover put options written on securities by "tagging" such securities or assets and not permitting them to be sold. Likewise, such segregation may be used in connection with the covering of put and call options written on futures contracts. Assets of certain of the Funds constituting margin deposits with respect to financial futures contracts is generally held in the custody of FCMs through which such transactions are effected. These Funds may also be required to post margin deposits with respect to covered call and put options written on stock indices and for this purpose certain assets of the Fund may be segregated pursuant to similar arrangements with the brokers involved.

Distributor

         GE Investment Distributors, Inc. ("GEID"), located at 777 Long Ridge Road, Building B, Stamford, Connecticut 06927, serves as the distributor of Fund shares on a continuing best efforts basis. Michael J. Cosgrove, a member of the Company's board of trustees, is the Chairman of the board, Chief Executive Officer and President of GEID.

                                 NET ASSET VALUE

         The Company will not calculate net asset value on days that the NYSE is closed. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund's shares could be significantly affected.

         Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of a class of a Fund may not take place contemporaneously with the determination of the prices of many of its portfolio securities used in the calculation. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for the security. All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by the board of directors. In carrying out the board of directors' valuation policies, GEIM may consult with one or more independent pricing services ("Pricing Service") retained by the Company.

         Debt securities of U.S. issuers (other than Government Securities and short-term investments), including Municipal Obligations, are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are obtained from a qualified municipal bond pricing service; prices represent the mean of the secondary market. The procedures of the Pricing Service are reviewed periodically by GEIM under the general supervision and responsibility of the board of directors.

         The valuation of the portfolio securities of the Money Market Fund is based upon amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

         The use of the amortized cost method of valuing the portfolio securities of the Money Market Fund is permitted by Rule 2a-7. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 calendar days or less, and invest only in "eligible securities" as defined in the rule, which are determined by GEIM to present minimal credit risks. Pursuant to the rule, GEIM has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Money Market Fund's portfolio holdings at such intervals as GEIM may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

         Rule 2a-7 provides that the extent of certain significant deviations between the Money Market Fund's net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the board of directors. In the event the board of directors determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders of the Money Market Fund, the board of directors must, in accordance with the rule, cause the Fund to take such corrective action as the board of directors regards as necessary and appropriate, including: selling portfolio instruments of the Fund prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Set forth below is a summary of certain federal income tax considerations generally affecting the Funds.

Tax Status of the Funds

         Each Fund is treated as a separate entity for Federal income tax purposes. Each Fund's net investment income and capital gains distributions are determined separately from any other Fund.

         The Company intends for each Fund to continue to qualify each year as a "regulated investment company" under Sub-Chapter M of the Code. If a Fund (1) is a regulated investment company and (2) distributes to its shareholders at least 90% of its net investment income (including for this purpose its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the Fund will not be liable for federal income taxes to the extent that its net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. In addition, in order to avoid a 4% excise tax, a Fund must declare, no later than December 31 and distribute no later than the following January 31, at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income for the 1-year period ending generally on October 31 of such calendar year. One requirement for qualification as a regulated investment company is that each Fund must diversify its holdings so that, at the end of each quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or of two or more issuers that are controlled by the Fund (within the meaning of Section 851(b)(3)(B) of the Code) that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

         Another requirement for qualification as a regulated investment company is that each Fund must earn at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities (including gains from related investments in foreign currencies) and income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies (the "90% Test").

         If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

         Each Fund would cease to qualify for pass-through tax treatment under Sub-chapter M if it is unable to comply with the diversification or distribution requirements contained in Subchapter M of the Code, or if it ceases to qualify as a regulated investment company under the Code. Each such Fund also could be subject to a 4% excise tax if it fails to make certain distributions.

         Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the International Fund or the Global Income Fund) to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. The International Fund and Global Income Fund intend operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While policyholders will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the International Fund or the Global Income Fund.

         A Fund's transactions in options and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) will require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above and in the Prospectus. The Company seeks to monitor transactions of each Fund, will seek to make the appropriate tax elections on behalf of the Fund and seeks to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

         As a general rule, a shareholder's gain or loss on a sale or redemption of shares of a Fund will be a long-term capital gain or loss if the shareholder has held the shares for more than one year. The gain or loss will be a short-term capital gain or loss if the shareholder has held the shares for one year or less.

         Each of the Funds also intends to comply with section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts (such as the Accounts) that are used to fund benefits under variable life insurance and variable annuity contracts. These requirements are in addition to the requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Fund may invest. In order to comply with the current of future requirements of section 817(h) (or related provisions of the Code), the Company may be required, for example, to alter the investment objectives of one or more of the Funds.

         Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each Fund. Each Fund intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each Fund by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. These limitations apply to each Fund's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

         Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions will be considered securities issued by the same issuer. Failure of a Fund to satisfy the Section 817(h) requirements would result in taxation of the applicable separate accounts, the insurance companies variable life policies and variable annuity contracts, and tax consequences to the holders thereof.

                             THE FUNDS' PERFORMANCE

         The Company, from time to time, may quote a Fund's performance, in terms of yield and/or total return, in reports or other communications to investors of a Fund or in advertising material. Additional information regarding the manner in which performance figures are calculated is provided below.

Yield for the Money Market Fund

         The Company may, from time to time, publish the yield and effective yield of the Money Market Fund in advertisements or reports to shareholders or prospective investors. "Current yield" is based upon the income that a hypothetical investment in shares of the Fund would earn over a stated seven-day period. This amount is then "annualized" by assuming that the amount of income generated over that week is generated each week over a 52-week period and is shown as a percentage of the investment. The Money Market Fund's "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. For any stated period, the effective yield is slightly higher than the current yield because of the compounding effect of this presumed reinvestment.

         The yield for the Money Market Fund is computed by (1) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (2) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (3) annualizing the results (that is, multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares less a hypothetical charge reflecting deductions from shareholder accounts, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Company may calculate a compounded effective annualized yield by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting one.


         The seven-day current yield and effective seven-day yield as of December 31, 1998, for shares of the Money Market Fund were 4.72 and 4.83, respectively.


30-day yield

         From time to time, the Company may publish a Fund's 30-day yield. The 30-day yield figures are calculated for a Class or Fund according to a formula prescribed by the SEC.

The formula can be expressed as follows:

                                                   6
                                Yield = 2[(a-b + 1) -1]
                                           ---
                                           cd

Where:       a =              dividends and interest earned during the period.
             b =              expenses accrued for the period (net of
                              reimbursement).

             c =              the average daily number of shares
                              outstanding during the period that
                              were entitled to receive dividends.

             d = the maximum offering price per share on the last day of the period.

         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Investors should recognize that, in periods of declining interest rates, the yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.

         Yield information is useful in reviewing the performance of a Fund, but because yields fluctuate, this information cannot necessarily be used to compare an investment in shares of the Fund with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of a Fund should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.


         The 30-day yield for the period ended December 31, 1998, for shares of the following Funds was as follows:



                                      30-Day Yield
                                      ------------


                                      Global Income Fund  3.6%


                                      Income Fund  5.38%


         Average Annual Total Return

         From time to time, the Company may advertise a Fund's "average annual total return," which represents the average annual compounded rates of return over one-, five- and ten-year periods, or other periods, or over the life of the Fund (as stated in the advertisement) for each Class of shares of a Fund. This total return figure shows an average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the ending date of the period. The figure reflects changes in the price of shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested. When considering average annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

         The "average annual total return" figures for the Funds described below are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:
                                   n
                           P(1 + T)  = ERV

Where:

                  P   =  a hypothetical initial payment of $1,000;

                  T   =  average annual total return;

                  n    =  number of years; and

                  ERV  =   Ending Redeemable Value of a hypothetical
                           $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

         ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

         The chart below shows each Fund's historic performance for the referenced period compared with the historic performance of broad market indices for the same time period.

       Average Annual Total Return for Periods Ending December 31, 1998



                                        One              Five              Ten              Since           Incept.
                                        Year             Year              Year             Inception       Date
                                        ----             ----              ----             ---------       ----

U.S. Equity Fund                        23.41%           N/A               N/A              28.12%          1/3/95
S&P 500 Index Fund                      28.24%           23.14%            18.18%           --             4/15/85
Premier Growth Equity Fund              36.53%           N/A               N/A              38.73%          12/12/97
Value Equity Fund                       6.69%            N/A               N/A              23.04%          5/1/97
International Equity Fund               17.45%           N/A               N/A              12.03%          5/1/95
Income Fund                             7.95%            N/A               N/A              9.07%           1/3/95
Global Income Fund                      13.33%           N/A               N/A              9.96%           5/1/97
Money Market Fund                       5.26%            5.14%             5.20%            --              7/1/85
Total Return Fund                       17.10%           14.94%            13.60%           --              7/1/85
Real Estate Securities Fund             -17.68%          N/A               N/A              13.03%          5/1/95


         The performance data related to the shares of U.S. Equity Fund and the Income Fund, reflect the prior performance (net of expenses) of the GE U.S. Equity Portfolio and GE Fixed Income Portfolio, respectively, of the Variable Investment Trust, the assets of which were "transferred" to the corresponding Funds in a substitution transaction. The substitution transaction occurred on December 12, 1997, when the shareholder of each of these Portfolios (Great Northern Annuity Corporation) redeemed its shares of GE U.S. Equity Portfolio and GE Fixed Income Portfolio in kind and applied the redemption proceeds to the purchase of shares of the Company's U.S. Equity Fund and Income Fund.

         Certain fees and expenses of the Funds have been waived and/or borne by the Funds' prior investment advisers. GEIM currently waives certain fees for the Money Market Fund. Had these fees and expenses not been absorbed, the average annual total returns would have been lower.

Aggregate Total Return

         The Company may also publish "aggregate total return" figures in advertisements, sales literature and shareholder reports. Aggregate total return represents the cumulative change in value of an investment in a Fund for a specific period, and which reflects changes in the Fund's share price and reinvestment of dividends and distributions. Aggregate total return may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions). Aggregate total return data reflects compounding over a longer period of time than does annual total return data, and therefore aggregate total returns are generally greater.

         The Company also may publish the actual annual and annualized total return performance data for various periods of time, which may be shown by means of schedules, charts or graphs. Actual annual or annualized total return data generally will be lower than average annual total return data, because the latter reflects compounding of return.

         The "aggregate total return" figures for the Funds represent the cumulative change in the value of a share for the specified period are computed by the following formula:

                  Aggregate Total Return = ERV - P
                                          --------
                                              P

Where:

         P          =  a hypothetical initial payment of $1,000;

         ERV        =  Ending Redeemable Value of a hypothetical
                       $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.



Yield and total return figures are based on historical performance and are not intended to indicate future performance.

Comparative Performance Information

         In addition to the comparative performance information included in the Prospectus and otherwise quoted in sales and advertising materials, the Company may compare the Fund's performance with (a) the performance of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, (b) various unmanaged indices, including the Russell Index,

March


S&P 500 Index, and the Dow Jones Industrial Average or (c) other appropriate indices of investment securities or with data developed by GEIM derived from those indices.


                             ADDITIONAL INFORMATION

Principal Stockholders

         The Company was incorporated in the Commonwealth of Virginia on May 14, 1984. The authorized capital stock of the Company consists of 3.75 billion shares of capital stock, par value one cent ($0.01) per share.


        GE INVESTMENTS FUNDS, INC. STATEMENT OF ADDITIONAL INFORMATION



         Each issued and outstanding share of a Fund is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in net assets allocated to such class remaining after satisfaction of outstanding liabilities. The shares of each Fund are fully paid and non-assessable and have no preemptive or conversion rights. As of March 31, 1999, GE Life and Annuity Assurance Company ("GE Life and Annuity") (previously The Life Insurance Company of Virginia) owned 5,089 shares of interest in the Money Market Fund (with a market value of $5,089), 1,276,374 shares of interest in the International Equity Fund (with a market value of $15,673,871), 1,352,844 shares of interest in the Real Estate Securities Fund (with a market value of $15,205,963), 312,644 shares of interest in the Value Equity Fund (with a market value of $4,502,076), 556,487 shares of interest in the Global Income Fund (with a market value of $5,609,393), and 94,452 shares of interest in the Income Fund (with a market value of $1,157,985). As of March 31, 1999, General Electric Capital Assurance Company ("General Electric Capital") (previously Great Northern Annuity Corporation) owned 3,184,253 shares of interest in the Money Market Fund (with a market value of $3,184,253), 654,580 shares of interest in the International Equity Fund (with a market value of $8,038,241), 371,207 shares of interest in the Value Equity Fund (with a market value of $5,345,376), 1,356,180 shares of interest in the Income Fund (with a market value of $16,626,766), 452,534 shares of interest in the U.S. Equity Fund (with a market value of $15,997,070), and 134,615 shares of interest in the Premier Growth Equity Fund (with a market value of $9,864,589).


         GE Life and Annuity, General Electric Capital and their Accounts currently are the only shareholders of record. As of December 31, 1998, there were no contract owners who beneficially owned a 5% or greater voting interest in any Fund. As of December 31, 1998, officers and directors of the Company beneficially owned, as owners of variable annuity or variable life insurance contracts, less than 1% of the S&P 500 Index Fund and less than 1% of the Total Return Fund.

Voting Rights

         All shares of capital stock have equal voting rights, except that only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners of variable annuity or variable life insurance contracts having voting interests in more than 50% of the shares of the Company voting for the election of directors could elect all of the directors of the Company if they choose to do so, and in such event, contract owners having voting interests in the remaining shares would not be able to elect any directors. GE Life and Annuity and General Electric Capital (directly or through the Accounts) currently own all shares of the Company. GE Life and Annuity and General Electric Capital will vote all shares of the Company (or a Fund) as described in the prospectus.

Counsel

         Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2404 serves as counsel for the Company.


Independent Auditors



         KPMG LLP, 345 Park Avenue, New York, New York 10154, serves as independent auditors of the Company.


                              FINANCIAL STATEMENTS


         The Annual Report dated December 31, 1998, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included in the Annual Report. The Company will furnish, without charge, a copy of the Financial Reports, upon request to the Company at P.O. Box 120065, Stamford, CT 06912-0065, (800) 493-3042.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

         The rating A-1+ is the highest, and A-1 the second highest commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics that would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. Capacity for timely payment on issues rated A- 2 is satisfactory. However, the relative degree of safety is not as high as issues designated "A-1."

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (C) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships that exist with the issue; and (h) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet the obligations.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Short-term obligations, including commercial paper, rated A-1+ by ICA Limited or its affiliate ICA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although that capacity may be susceptible to adverse changes in business, economic and financial conditions.

         Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

         Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment; liquidity factors and company fundamentals are sound.

         Thomson BankWatch Inc. employs the rating TAW-1 to indicate issues having a very high degree of likelihood of timely payment. TAW-2 indicates a strong degree of safety regarding timely payment, however, the relative degree of safety is not as high as for issues rated TAW-1. While the rating TAW-3 indicates issues that are more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. The lowest rating category is TAW-4; this rating is regarded as non-investment grade and, therefore, speculative.

         Various NRSROs utilize rankings within ratings categories indicated by a plus or minus sign. The Funds, in accordance with industry practice, recognize such ratings within categories or gradations, viewing for example S&P's ratings of A-1+ and A-1 as being in S&P's highest rating category.

Description of S&P Corporate Bond Ratings

         AAA -- This is the highest rating assigned by S&P to a bond and indicates an extremely strong capacity to pay interest and repay principal.

         AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

         A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Bonds rated BBB have an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

         BB, B and CCC -- Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

Description of Moody's Corporate Bond Ratings

         Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds that are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds that are rated Baa are considered as medium-grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds that are rated Caa are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa through B, The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

         AAA -- Prime -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

         General Obligation Bonds -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

         Revenue Bonds -- Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

         AA -- High Grade -- The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

         A -- Good Grade -- Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. The ratings differ from the two higher ratings of municipal bonds, because:

         General Obligations Bonds -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

         Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

         BBB -- Medium Grade -- Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

         General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas, the former shows only one deficiency among the factors considered.

         Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

         BB, B, CCC and CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C -- The rating C is reserved for income bonds on which no interest is being paid.

         D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

Description of S&P Municipal Note Ratings

         Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest.

Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Bond Ratings

         Aaa -- Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

         B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody's Municipal Note Ratings

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the higher grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                                     PART C

                               OTHER INFORMATION

Item 23.          Financial Statements and Exhibits

Financial Statements:

         Included in Part A:

                  Financial Highlights for the fiscal year ended December 31, 1998.

         Included in Part B:

                     (1) Financial Highlights for the periods ended December 31, 1998.*

                     (2) Statements of Assets and Liabilities at December 31, 1998.*

                     (3) Statements of Operations for the periods ended December 31, 1998.*

                     (4) Statements of Changes in Net Assets for the periods ended December 31, 1998.*

                     (5)   Schedules of Investments at December 31, 1998.*

                     (6) Report of Independent Accountants dated February 4, 1999.*

-------------------
* Incorporated into the Statement of Additional Information by reference to GE Investments Funds, Inc.'s Annual Report dated December 31, 1998.

Exhibits
--------

         Exhibit No.           Description of Exhibit
         -----------           ----------------------

         (a) Amended and restated Articles of Incorporation of GE Investments Funds, Inc. dated February 19, 1998, incorporated herein by reference to post-effective amendment number 23 to this Form N-1A registration statement (File No. 2-91369), filed with the Commission on May 1, 1998.

         (b) Amended and restated by-laws of Life of Virginia Series Fund, Inc., dated January 25, 1995, incorporated herein by reference to post-effective amendment number 15 to this Form N-1A registration statement (File No. 2-91369), filed with the Commission on May 1, 1995.

         (c)                   Inapplicable.

         (d)(1) Investment Advisory and Administration Agreement, dated May 1, 1997, between GE Investments Funds, Inc. and GE Investment Management Incorporated, incorporated herein by reference to post-effective amendment number 18 to this Form N-1A registration statement (File No. 2-91369), filed with the Commission on April 30, 1997.

         (d)(2) Sub-Advisory Agreement, dated May 1, 1997, between GE Investment Management Incorporated and GMG/Seneca Capital Management, LLC, incorporated herein by reference to post-effective amendment number 18 to this Form N-1A registration statement (File No. 2-91369), filed with the Commission on April 30, 1997.

         (e) Distribution Agreement, dated October 23, 1997, between GE Investments Funds, Inc. and GE Investment Services, Inc., incorporated herein by reference to post-effective amendment number 21 to this Form N-1A registration statement (File No. 2-91369), filed with the Commission on October 24, 1997.

         (f)                   Inapplicable.

         (g) Custody Agreement dated May 1, 1997, between GE Investments Funds, Inc. and State Street Bank and Trust Company, incorporated herein by reference to post-effective amendment number 21 to this Form N-1A registration statement (File No. 2-91369), filed with the Commission on October 24, 1997.

         (h)(1) Transfer Agency and Service Agreement, dated May 1, 1997, between GE Investments Funds, Inc. and State Street Bank and Trust Company, incorporated herein by reference to post-effective amendment number 21 to this Form N-1A registration statement (File No. 2-91369), filed with the Commission on October 24, 1997.

         (h)(2) Participation Agreement, dated November __, 1998, between Registrant and GE Life and Annuity Assurance Company (to be filed by amendment).

         (i) Opinion and Consent of William E. Daner, Jr., Esq., incorporated herein by reference to the Rule 24f-2 Notice filing made by GE Investments Funds, Inc. on February 28, 1997.

         (j)(1)                Consent of Sutherland Asbill & Brennan LLP

         (j)(2)                Consent of KPMG Peat Marwick LLP

         (k)                   Inapplicable.

         (l)                   Inapplicable.

         (m)                   Inapplicable.

         (n)                   Financial Data Schedules

         (o)                   Inapplicable.

         (p) Powers of attorney, incorporated herein by reference to post-effective amendment 24 to this Form N-1A registration statement (File No. 811-04041), filed with the Commission on February 25, 1999.

Item 24.       Persons Controlled by or Under Common Control with Registrant

         The list required by this Item 24 of persons controlled by or under common control with Registrant, which includes the subsidiaries of General Electric Company ("GE"), is incorporated herein by reference to Exhibit 21, "Subsidiaries of Registrant," of the Form 10-K filed by GE pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (SEC File No. 1-35) for the fiscal year ended December 31, 1998 (the "Form 10-K"). Additional information about persons controlled by or under common control with Registrant is incorporated herein by reference to pages 10-12 of the Form 10-K, beginning under the caption "GECs Segments."

Item 25.       Indemnification

         Under Section 13.1-697.A of the Virginia Stock Corporation Act, with respect to any threatened, pending or completed proceeding against a present or former director, officer, employee or agent ("corporate representative") of the registrant, except a proceeding brought by or on the behalf of the registrant, the registrant may indemnify the corporate representative against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such proceedings, if: (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the registrant; and (ii) with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. The registrant is also authorized under Section 13.1-3.1(b) of the Virginia Stock Corporation Act to indemnify a corporate representative under certain circumstances against expenses incurred in connection with any threatened, pending, or completed proceeding brought by or in the right of the registrant.

         The Articles of Incorporation of the Fund (Exhibit 1.(c) to this Registration Statement) provide that the Fund may indemnify its corporate representatives, in a manner that is consistent with the laws of the Commonwealth of Virginia. The Articles preclude indemnification for "disabling conduct"" (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification shall be made.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

         Reference is made to "About the Investment Adviser" in the Prospectus forming Part A, and "Management of the Trust" in the Statement of Additional Information forming Part B, of this Registration Statement.

         The list required by this Item 26 of officers and directors of GEIM, the Funds' investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of the Form ADV filed by GEIM pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (SEC File No. 801-31947).

         The list required by this Item 26 of officers and directors of State Street Global Advisors ("SSGA"), the investment sub-adviser to the S&P 500 Index Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of the Form ADV filed by SSGA pursuant to the Advisers Act (SEC File No. 801-49368).

         The list required by this Item 26 of officers and directors of NWQ Investment Management Company ("NWQ"), the Mid-Cap Value Fund's sub-adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of the Form ADV filed by NWQ pursuant to the Advisers Act (SEC File No. 801-42159).

Item 27.          Principal Underwriters

         (a) GE Investment Distributors, Inc. ("GEID") also serves as distributor for the investment portfolios of GE Institutional Funds, GE Funds, GE Investments Funds, Inc. and GE LifeStyle Funds and for Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Global Fund, Elfun Money Market Fund, Elfun Trusts and Elfun Diversified Fund.

         (b) The information required by this Item 27 with respect to each director and officer of GEID is incorporated herein by reference to Schedule A of Form BD filed by GEID pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-45710).

         (c)   Inapplicable.

Item 28.       Location of Accounts and Records

         All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of Registrant located at 3003 Summer Street, Stamford, Connecticut 06905; 777 Long Ridge Road, Stamford, Connecticut 06927; State Street, Registrant's custodian and transfer agent, located at 225 Franklin Street, Boston, Massachusetts 02101; and National Financial Data Services Inc., an indirect subsidiary of State Street, located at P.O. Box 419631, Kansas, MO 64141-6631.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Inapplicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, GE Investments Funds, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 25 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on this 20th day of April, 1999.

                                    By:  /s/ Michael J. Cosgrove
                                        -------------------------------------
                                         Michael J. Cosgrove
                                         President and Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                              Date
---------                                            -----                              ----


/s/ Michael J. Cosgrove                     President (Principal Executive              4/20/99
------------------------------------        Officer) and Director
     Michael J. Cosgrove

/s/ Jeffrey A. Groh                         Treasurer (Principal Financial              4/20/99
------------------------------------        and Accounting Officer)
     Jeffrey A. Groh

/s/ John R. Costantino                      *Director                                   4/20/99
------------------------------------
     John R. Costantino

/s/ William J. Lucas                        *Director                                   4/20/99
------------------------------------
     William J. Lucas

/s/ Robert P. Martin, Jr.                   *Director                                   4/20/99
------------------------------------
     Robert P. Martin, Jr.

/s/ J. Clifford Miller, III                 *Director                                   4/20/99
------------------------------------
     J. Clifford Miller, III

/s/ J. Garnet Nelson                        *Director                                   4/20/99
------------------------------------
     J. Garnet Neslon

/s/ Lee A. Putney                           *Director                                   4/20/99
------------------------------------
     Lee A. Putney

/s/ Robert P. Quinn                         *Director                                   4/20/99
------------------------------------
     Robert P. Quinn

* Signature affixed by Matthew J. Simpson pursuant to a power of attorney dated December 9, 1998.


                                              EXHIBIT INDEX



         (j)(1)                Consent of Sutherland Asbill & Brennan LLP

         (j)(2)                Consent of KPMG Peat Marwick LLP

         (n)                   Financial Data Schedules
